Exhibit 10.3

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked "[***]" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment
Application filed with the Commission.
ADDENDUM AND AMENDMENT
TO CONTRACT BETWEEN
TERRESTAR NETWORKS INC. AND HUGHES NETWORK SYSTEMS, LLC
FOR DESIGN, DEVELOPMENT AND SUPPLY OF
SATELLITE BASE STATION SUBSYSTEM (S-BSS)

This Addendum and Amendment (the “Addendum”) is made as of April 13, 2007 (the “Addendum Effective Date” or “EDA”) by and between Hughes Network Systems, LLC (the “Contractor”) with its principal place of business at 11717 Exploration Lane, Germantown, Maryland, 20876, and TerreStar Networks Inc., a corporation organized under the laws of Delaware with its principal place of business at One Discovery Square, Suite 600, 12010 Sunrise Valley Drive, Reston, Virginia 20190 (“TerreStar”).  As used herein, Contractor and TerreStar may each be referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, TerreStar has contracted with Contractor for the design, development and supply of an S-BSS and related Deliverable Items under the contract between the Parties titled “Contract Between TerreStar Networks Inc. and Contractor for Design, Development and Supply of Satellite Base Station Subsystem (S-BSS),” dated February 6, 2007 (the “Contract”);

WHEREAS, TerreStar intends for the initial mobile terminals (MTs) to include a “Terrestrial Baseband Chipset” that will enable the MT user to communicate utilizing various terrestrial communication technologies, manage the communication preferences and priorities, and monitor the availability of the satellite communications links; an “RF Chipset” to transmit and receive voice and data communications; and a Satellite Chipset that will enable the MT user to communicate utilizing the space-based network including, in particular, through the S-BSS;

WHEREAS, Contractor desires to design and develop multiple Releases of the Satellite Chipsets to interoperate with (i) the S-BSS, (ii) one or more Terrestrial Baseband Chipsets, and (iii) one or more RF Chipsets identified by TerreStar, and TerreStar desires to procure from Contractor such design and development services, and other related services as more fully described in this Addendum;

WHEREAS, in the interest of time, the Parties desire to meet TerreStar’s requirements for a Satellite Chipset by undertaking a [***]-phased approach, with the [***] phase resulting in [***] and with the [***] phase resulting in [***];

WHEREAS, while TerreStar initially intends for the Terrestrial Baseband Chipset and Satellite Chipset to be two distinct chipsets, TerreStar desires that the Terrestrial Baseband Chipset and the Satellite Chipset software evolve into a single integrated, universal chipset (an “Integrated Chipset”);

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

WHEREAS, the Parties desire to amend and supplement the Contract to incorporate the Work related to the Satellite Chipset and other revisions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound, the Parties hereby agree to the following:

I.           The Contract is hereby amended as follows:

1.           Article 1 (Scope of Work).  Exhibit A-2 (Satellite Chipset Platform Statement of Work) is hereby incorporated into the Contract.  All references to Exhibit A (Statement of Work) in the Contract shall be deemed to refer to Exhibit A (S-BSS Statement of Work) and Exhibit A-2 (Satellite Chipset Platform Statement of Work), unless expressly stated otherwise.

2.           Article 1 (Scope of Work). Exhibit B-2 (Satellite Chipset Platform Technical Specification) is hereby incorporated into the Contract.  All references to Exhibit B (Satellite Base Station (S-BSS) Functional Specifications) in the Contract shall be deemed to refer to Exhibit B (S-BSS Functional Specifications) and Exhibit B-2 (Satellite Chipset Platform Technical Specification), unless expressly stated otherwise.

3.           Article 1.A (Provision of Services and Materials).  Article 1.A is hereby amended to read as follows:

A.       Provision of Services and Materials.  Contractor shall design, develop, provide, manufacture, transport, assemble, configure, install, test and deliver the turn-key S-BSS (in the quantities specified in Exhibit A), the Satellite Chipset Work (in the quantities specified or to be agreed in Exhibit A2), the test-bed facilities, simulators and all other ~~related~~ Deliverable Items (as defined in Article 2.A), and shall perform the services set forth in this Contract ~~(“Services”)~~, including any ~~S~~services not specifically described in this Contract or the attached exhibits that are required or appropriate for the proper performance and provision of the ~~S~~services and Deliverable Items hereunder (collectively, the “Services” and together with the Deliverable Items, ~~constitute~~ the “Work”), all in accordance with this Contract, including the following exhibits, which are attached hereto (or incorporated by reference) and made a part hereof:

(1)	Exhibit A – S-BSS Statement of Work;

(2)	Exhibit A2 – Satellite Chipset Platform Statement of Work (“Chipset Statement of Work”);

(3)	Exhibit B – Satellite Base Station Subsystem (S-BSS) Functional Specifications;

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

(4)	Exhibit B2 – Satellite Chipset Platform Technical Specification (“Chipset Specifications”);

(5)	Exhibit C – S-BSS Price and Payment Milestone Schedule;

(6)	Exhibit C2 – Chipset Price and Payment Milestone Schedule;

(7)	Exhibit D – S-BSS Options; and

(8)	Exhibit D2 – Chipset Options

4.           Article 2.A (Deliverable Items).  Article 2.A is hereby amended to read as follows:

A. Deliverable Items. Subject to the other terms and conditions of this Contract, Contractor shall deliver to TerreStar the turn-key S-BSS (in the quantities specified in Exhibit A), the Satellite Chipset Work (in the quantities specified or to be agreed in Exhibit A2), the test-bed facilities, simulators and all other related hardware, software and other items to be delivered by Contractor pursuant to this Contract (collectively, “Deliverable Items”) all as further described in Exhibits A and B.

5.           Article 2 (Delivery by Contractor).  The Contract is hereby amended to add the following as new Article 2.C (Identification of Background IP) and 2.D (Production Units):

C.	Identification of Background IP.

Contractor shall provide a list of Background IP intended to be used in the Satellite Chipsets, not later than Chipset SRR.

              D.          Production Units.

              Contractor shall provide a proposal for a contract under which Contractor shall manufacture, or have manufactured, Production Units of the applicable Satellite Chipset (the “Production Contract”).  Such proposal shall be provided to TerreStar no later than [***].  The Production Contract shall be subject to and shall include the provisions of Article 4.B.  With respect to Satellite Chipsets that are to be sold to, or otherwise provided to, TerreStar or a TerreStar supplier (including any TerreStar designated reference terminal design contractor or terminal manufacturer) by Contractor, any manufacturer to which Contractor subcontracts the manufacture of such Satellite Chipset shall be subject to TerreStar’s approval, which shall not be unreasonably withheld. Orders by or on behalf of any TerreStar Alliance Partner shall be included in the calculation of the annual order volume.

[***]

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

6.           Article 4.A (Price).  The first sentence of Article 4.A is hereby amended to read as follows:

 A.          Firm Fixed Price.  The total amount payable by TerreStar hereunder shall be a firm fixed price for the total combined amount set forth in Exhibits C and C2, in United Stated Dollars (“Purchase Price”).

7.           Article 5.B (Acceptance).  Article 5.B is hereby amended to read as follows:

              B.            S-BSS Acceptance.

Provisional Acceptance Testing shall be conducted during the Operational Verification Phase for S-BSS [***] once Contractor has completed all prerequisite Work to be performed under this Contract with respect to S-BSS [***] and prior Releases, and has successfully achieved all previous Milestones for S-BSS [***]

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

and prior Releases through the end of the Technical Verification Phase (including successful completion of the “Technical Verification Review” Milestone for S-BSS [***] (as described in Exhibit A)). If at any time TerreStar places the TerreStar Network (including the S-BSS) into commercial revenue-generating operation prior to TerreStar having granted Provisional Acceptance, then Provisional Acceptance shall be deemed to have occurred.

Final Acceptance Testing shall be conducted during the Operational Verification Phase for S-BSS [***], once Contractor has completed all prerequisite Work to be performed under this Contract with respect to S-BSS [***] and prior Releases, and has successfully achieved all previous Milestones for S-BSS [***] and prior Releases through the end of the Technical Verification Phase (including successful completion of the “Technical Verification Review” Milestone for S-BSS [***] (as described in Exhibit A)).

Contractor shall also be responsible to obtain any required “Type Approvals” from the FCC or other applicable regulatory agencies for the S-BSS Deliverable Items provided in connection with the applicable Release, and part of the applicable Acceptance Testing process will include confirmation that Contractor has obtained all such required “Type Approvals.”  TerreStar shall conduct Acceptance Testing in accordance with the applicable testing procedures specified in Exhibit A hereto.  Contractor shall support TerreStar in all phases of Acceptance Testing, in accordance with Exhibit A hereto.  Following completion of the applicable Acceptance Testing, Contractor shall provide TerreStar with a written report specifying the tests that were performed, whether the tests were successfully completed, and identifying any problems, defects or anomalies that were identified through such testing.  TerreStar shall notify Contractor of its acceptance or rejection of the applicable Work within fifteen (15) Business Days after completion of the applicable Acceptance Testing and receipt of Contractor’s report.  Should TerreStar not respond to a the aforementioned written report submitted by Contractor for approval of the relevant Acceptance test within 15 business days, the relevant Acceptance event for the applicable Release shall be deemed to have occurred.  In the event of rejection of the Work due to failure of the Work to meet the Specifications and/or the other requirements of this Contract with respect to the applicable Release, Contractor shall promptly correct the Work and shall re-deliver the corrected Work to TerreStar, and such Work shall be subject to further testing to verify that the problems have been corrected.  The preceding process shall be repeated as necessary until all such problems have been corrected at which time, TerreStar shall accept the Work associated with such Release in writing.  Notwithstanding the foregoing, nothing herein shall limit TerreStar’s rights to pursue its available remedies (including any right to terminate this Contract for cause) in the event that the Work is not accepted for any reason or is not accepted by the dates scheduled herein.

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

8.             Article 5.C (Rejection).  Article 5.C is hereby renumbered as Article 5.D.

9.             Article 5 (Acceptance).  The Contract is hereby amended to add the following as new Article 5.C (Satellite Chipset Acceptance), which shall apply to acceptance of the Chipset Work:

C.           Satellite Chipset Acceptance.

Provisional Acceptance Testing shall be conducted during the Operational Verification Phase for Satellite Chipset [***], once Contractor has completed all prerequisite Work to be performed under this Contract with respect to Satellite Chipset [***] and prior Releases, and has successfully achieved all previous Milestones for Satellite Chipset [***] and prior Releases through the end of the Technical Verification Phase (including successful completion of the “Technical Verification Review” Milestone for Satellite Chipset [***] (as described in Exhibit A2)).  If at any time TerreStar places the TerreStar Network (including the Satellite Chipset) into commercial revenue-generating operation prior to TerreStar having granted Provisional Acceptance, then Provisional Acceptance shall be deemed to have occurred.

Final Acceptance Testing shall be conducted during the Operational Verification Phase for Satellite Chipset [***], once Contractor has completed all prerequisite Work to be performed under this Contract with respect to Satellite Chipset [***] and prior Releases, and has successfully achieved all previous Milestones for Satellite Chipset [***] and prior Releases through the end of the Technical Verification Phase (including successful completion of the “Technical Verification Review” Milestone for Satellite Chipset [***] (as described in Exhibit A2)).

Satellite Chipset [***] Final Acceptance shall be conducted during a [***] Satellite Chipset Operational Verification Phase, once Contractor has completed all prerequisite Work to be performed under this Contract with respect to Chipset [***] and prior Releases, and has successfully achieved all previous Milestones for Chipset [***] and prior Releases (as described in Exhibit A2).

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

The Contractor is not responsible for “Type Approvals” for the Satellite Chipset.  However, the Contractor shall support TerreStar as defined in Exhibit A2 during the user terminal certification process.   TerreStar shall conduct Acceptance Testing in accordance with the applicable testing procedures specified in Exhibit A2 hereto. Contractor shall support TerreStar in all phases of Acceptance Testing, in accordance with Exhibit A2 hereto. Following completion of the applicable Acceptance Testing, Contractor shall provide TerreStar with a written report specifying the tests that were performed, whether the tests were successfully completed, and identifying any problems, defects or anomalies that were identified through such testing. TerreStar shall notify Contractor of its acceptance or rejection of the applicable Work within fifteen (15) Business Days after completion of the applicable Acceptance Testing and receipt of Contractor’s report. Should TerreStar not respond to a the aforementioned written report submitted by Contractor for approval of the relevant Acceptance test within 15 business days, the relevant Acceptance event for the applicable Release shall be deemed to have occurred. In the event of rejection of the Work due to failure of the Work to meet the Specifications and/or the other requirements of this Contract with respect to the applicable Release, Contractor shall promptly correct the Work and shall re-deliver the corrected Work to TerreStar, and such Work shall be subject to further testing to verify that the problems have been corrected. The preceding process shall be repeated as necessary until all such problems have been corrected at which time, TerreStar shall accept the Work associated with such Release in writing. Notwithstanding the foregoing, nothing herein shall limit TerreStar’s rights to pursue its available remedies (including any right to terminate this Contract for cause) in the event that the Work is not accepted for any reason or is not accepted by the dates scheduled herein.

10.           Article 7.E (Invoices).  Article 7.E is hereby amended to change the telephone number for [***], Director of Contracts and Assistant General Counsel, to “Tel: [***].”

11.           Article 9.D (Warranty Period).  Article 9.D is hereby amended to read as follows:

D. Warranty Period. With respect to each Deliverable Item or Service associated with the S-BSS Work, these warranty and support obligations shall run for a period of one (1) year from the completion of Technical Verification Review for [***] (the “S-BSS Warranty Period”). With respect to the Chipset Work, these warranty and support obligations shall run for a period of one (1) year from Final Acceptance of [***] (the “Chipset Warranty Period”). Notwithstanding the preceding, as part of the Services included in the Purchase Price, Contractor shall remedy any problems or defects in (i) [***] of the S-BSS that arise between Provisional Acceptance and Final Acceptance of the S-BSS and (ii) [***] of the [***] Satellite Chipset that arise between their respective Acceptance dates and Final Acceptance of the [***] Satellite Chipset. With respect to the Deliverable Items, TerreStar may purchase an extended Warranty as provided for in Exhibit D and D2.

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

12.           Article 9.L (Intellectual Property).  Article 9.L is hereby amended to read as follows:

L.            Intellectual Property.  Contractor represents and warrants that as of EDC, Contractor is not aware of any claim that the Work or any Intellectual Property owned or supplied by Contractor utilized or incorporated in any Deliverable Item or the manufacture of any Deliverable Item (or any Satellite Chipset if a Release Condition occurs) infringes any Intellectual Property Right of any third party. This warranty shall continue for the operating life of the S-BSS.  TerreStar shall not be required to pay any license fees or royalties apart from those included in the Purchase Price for use of any Intellectual Property utilized or incorporated in any Deliverable Item (or any Satellite Chipset if a Release Condition occurs) or the manufacture of any Deliverable Item (or any Satellite Chipset if a Release Condition occurs).  Notwithstanding the foregoing, this warranty shall not apply to the extent a claim is based on TerreStar’s failure to obtain Third Party Licensor rights in connection with the manufacturing or sale of the Satellite Chipset by TerreStar or a TerreStar’s designee pursuant to Article 13.I(2).

13.           Article 9.O (Limitation). Article 9.O is hereby amended to read as follows:

O.           Limitation.  EXCEPT WITH RESPECT TO ARTICLES 9.A, 9.K AND 9.L, THE RIGHTS AND REMEDIES OF TERRESTAR PROVIDED IN THIS ARTICLE 9 SHALL BE THE SOLE AND EXCLUSIVE REMEDY, EXPRESS OR IMPLIED, WHETHER PURSUANT TO THIS CONTRACT OR OTHERWISE, WITH RESPECT TO THIS ARTICLE 9.

14.           Article 9.R (Post-Warranty Support).  Article 9.R is hereby amended to read as follows:

R. Post-Warranty Support. Contractor shall use commercially reasonable efforts to ensure that post-warranty hardware and software support may be procured from Contractor for the ~~S-BSS~~Deliverable Items, on commercially reasonable terms and pricing, for a period of seven (7) years from Final Acceptance.

15.           Article 10.C (Key Personnel).  Article 10.C is hereby amended to read as follows:

C.	Key Personnel. Key personnel (“Key Personnel”) shall be the personnel filling the following or equivalent positions:
(1)	Dedicated Contractor Program Manager; [***]

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

(2)	Dedicated Engineering Manager for Chipset [***]; [To be agreed at KOR.]

~~(2)~~(3) Dedicated Engineering Manager with respect to the S-BSS Work; [***]

(4) Dedicated Engineering Manager with respect to the Chipset [***] Work; [***]

(5) Executive Engineering Oversight for S-BSS and Chipset Work; [***]

16.           Article 13 (Intellectual Property Rights).  Article 13 is hereby amended to read as follows:

A.	Definitions. For the purposes of this Article 13, the following terms shall have the following definitions:

                (1)            “Contractor Background IP” means (i) all IP owned or controlled or licensed by Contractor as of EDC, and incorporated in or necessary for the use (as expressly provided for herein) of any Deliverable Item or the use or manufacture of any Production Unit, and (ii) all IP conceived or developed by Contractor after EDC other than in connection with this Contract, and incorporated in or necessary for the use (as expressly provided for herein) of any Deliverable Item.

                (2)            “Foreground IP” shall mean all IP developed or licensed (from a third party) by or on behalf of Contractor or TerreStar as a result of or arising from Contractor’s or TerreStar’s (as applicable) performance under this Contract, which is incorporated in or necessary for the use of any Deliverable Item or the use or manufacture of any Production Unit.

(3) “Intellectual Property” or “IP” means all ideas, information, concepts, discoveries, inventions, methods or processes, ~~S~~specifications, technology, software and other works of authorship, improvements and know-how (whether or not patentable and whether or not reduced to practice), and all associated rights in and to any patents, patent applications (including any reissues, continuations, continuations-in-part, revisions, extensions and reexaminations thereof), copyrights, maskworks and trade secrets, and all rights in and to any proprietary or confidential information.

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

(4) “TerreStar Background IP” means (i) all IP owned or controlled by TerreStar as of EDC, and (ii) all IP conceived or developed by TerreStar after EDC other than in connection with this Contract.

                 (5)           “Chipset IP” means all designs, technology and maskworks, and software and other works of authorship, (whether or not patentable and whether or not reduced to practice), and all associated rights in and to any patents, patent applications (including any reissues, continuations, continuations-in-part, revisions, extensions and reexaminations thereof), copyrights and trade secrets related to the Satellite Chipset.

                 (6)           “Contractor Foreground Chipset IP” shall mean all Chipset IP developed by or on behalf of Contractor after EDC, and arising exclusively from Contractor’s performance under this Contract, which Chipset IP is incorporated in or necessary for the use, manufacture, sale, offer for sale or importation of the Satellite Chipsets.

(7) “Contractor Foreground IP” shall mean all Foreground IP developed by or on behalf of, or licensed by a third party to, Contractor after EDC.

                  (8)           “Mobile Chipset” means any chipset designed or developed by Contractor for a user terminal in a satellite mobile communications network that utilizes or incorporates a material amount of the Contractor Foreground Chipset IP.

                 (9)           “Royalty Base” means that portion of the total Contractor selling price for a Mobile Chipset that is attributable to the Contractor developed chips and excludes the value of any chip that does not incorporate Contractor Foreground Chipset IP.

B.	Ownership of IP and IP Rights.

(1)	Background Intellectual Property.

                               (a)      Contractor Background IP  – Subject to the licenses granted in Article 13.C(1) as between Contractor and TerreStar, all Contractor Background IP shall be the sole and exclusive property of Contractor.

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

                              (b)     TerreStar Background IP – Subject to the licenses granted in Article 13.C(2), as between Contractor and TerreStar, all TerreStar Background IP shall be the sole and exclusive property of TerreStar.

(2)	Foreground Intellectual Property.

                              (a)     Contractor Foreground IP - Subject to the licenses granted in Article 13.C(1) and Article 13.I(2), all Contractor Foreground IP ~~of Contractor (and any of its Subcontractors)~~ shall be the sole and exclusive property of Contractor.

                               (b)    TerreStar Foreground IP – Subject to the licenses granted in Article 13.C(2), as between Contractor and TerreStar, all Foreground IP of TerreStar shall be the sole and exclusive property of TerreStar.

C.	License Rights.

(1) Grant by Contractor. ~~Subject to the terms and conditions stated herein~~ Subject to fulfillment by TerreStar of its obligations under this Agreement, Contractor grants to TerreStar a fully paid-up, irrevocable, perpetual, transferable, worldwide, nonexclusive right and license to: (i) use and have used, reproduce, and modify (a) all Contractor Background IP and Contractor Foreground IP associated with the S-BSS Work for the sole and exclusive purpose of testing, using, operating, and/or maintaining any Deliverable Item (including any ~~associated technical data (“~~Deliverable Data~~”~~) associated with the S-BSS~~, all Contractor Background IP and Contractor Foreground IP~~, and (b) all Contractor Background IP and Contractor Foreground IP associated with the Chipset Work solely for the purposes of using and supporting the Satellite Chipset and Production Units for use with the TerreStar Network; and (ii) sell, offer for sale, distribute and import the Satellite Chipsets and Production Units to third party suppliers for incorporation into an MTs marketed for use on the TerreStar Network, provided that the rights granted under this Article 13.C(1) shall not give TerreStar a license to access the Escrowed Materials except as permitted under Article 13.I. TerreStar may sublicense such rights to third party contractors engaged by TerreStar in connection with the operation and maintenance of the TerreStar Network and the sale and use of MTs, including any component thereof.

                  (2)   Grant by TerreStar.  Subject to the terms and conditions stated herein, TerreStar grants to Contractor a fully paid-up, worldwide, non-exclusive right and license to use and have used for the sole and exclusive purpose of performing under this Contract, the relevant TerreStar Background IP and TerreStar Foreground IP.

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

                   (3)   Subcontracts.  Contractor shall, unless otherwise authorized, approved (which approval shall not be unreasonably withheld) or directed in writing by TerreStar, use commercially reasonable efforts to include in each Subcontract or supplier agreement used by Contractor in connection with the provision of any Work a clause pursuant to which each such Subcontractor or supplier will grant to TerreStar (through Contractor) license rights in Intellectual Property incorporated in Deliverable Items hereunder or as necessary for TerreStar to exercise its rights with respect to Production Units, in each case to the same extent as the license rights granted by Contractor to TerreStar in this Article 13.

D.               No Limitation on Deliverable Items.  This Article 13 shall not be construed as limiting any right of TerreStar otherwise contained herein or at law (or any obligation of Contractor to grant TerreStar the right) with no payment of additional compensation to use, have used, deliver, lease, transfer, assign, sublicense or sell any Deliverable Items of hardware or software or any part thereof.

 E.               Access to Work Product.  TerreStar may at any time request, and Contractor shall promptly provide, complete and accurate copies of any and all work product created or performed by Contractor or its Subcontractors under this Contract including, but not limited to reports, designs, drawings, tests, results, bills of material, data, software and source code (including, in each such case, source code that is included in any third party software delivered as part of the Work).

F. Royalty for Mobile Chipset. “Chipset Royalty” shall mean [***] ([***]%) of the Royalty Base per Mobile Chipset, with a minimum payment of [***] ($[***]) per Mobile Chipset. Contractor shall pay TerreStar the Chipset Royalty for each Mobile Chipset sold by or on behalf of Contractor to any entity other than TerreStar or a supplier for TerreStar,. Such royalty obligation shall commence on the date that Contractor and TerreStar complete the performance of the Chipset Statement of Work through the Final Acceptance of [***] of the Satellite Chipset Work, including all associated payments by TerreStar, and shall terminate ten (10) years following Final Acceptance of [***] of the Satellite Chipset Work. On a quarterly basis within thirty (30) days after the end of each quarter, Contractor shall submit to TerreStar (i) a report showing the calculation of all royalties due for such quarter and (ii) payment of all royalties attributable to such quarter. The Parties agree to negotiate in good faith to otherwise exploit the Foreground IP for the mutual benefit of both Parties.

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

G.           Technology Evolution.  Through Chipset [***] Final Acceptance, Contractor shall notify TerreStar of any improvements that would benefit or improve the Satellite Chipset, that Contractor makes (i) in its general course of business, and (ii) for its other customers (each a “Technology Advance”), with disclosures under (ii) being subject to any of Contractor’s non-disclosure obligations under such other customer contracts.

H.            Bankruptcy Provision.  All rights and licenses granted to TerreStar hereunder are, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses of intellectual property within the scope of Section 101 of the Bankruptcy Code.  Contractor acknowledges that TerreStar, as a licensee of such rights and licenses hereunder, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code.

I. Right to Have Third Party Manufacturer

(1)           Escrow.  Promptly upon completion of [***] Satellite Chipset HW DVT Complete (FF1), Contractor shall deposit, with a third party escrow agent, a complete set of all Escrow Materials relating to Chipset Work on [***].  Promptly upon completion of Final Sign Off of [***] for [***], Contractor shall deposit, with a third party escrow agent, a complete set of all of the Escrow Materials relating to the Chipset Work on [***].    Contractor shall update the Escrow Materials at each Milestone achieved and as changes are otherwise made to any such items; provided that Contractor shall not be required to provide such updates more than semi-annually, except with respect to an update associated with a major new release of the Chipset Design.  TerreStar may choose the escrow agent of its choice, subject to Contractor’s approval, which shall not be unreasonably withheld, and Contractor’s manufacturer shall act as the escrow agent with respect to the foundry-related materials.  TerreStar shall have the right to access the Escrow Materials in the escrow account with the prior written consent of Contractor or in the event of a Release Condition. The Parties acknowledge and agree that the escrow agreement referred to above is an agreement supplementary to this Contract for purposes of Section 365(n) of the United States Bankruptcy Code.  Upon TerreStar’s access of the Escrow Materials as the result of a Release Condition, Contractor obligations to update the Escrow Materials shall terminate.

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

(2) Manufacturing License Grant. Subject to fulfillment by TerreStar of its obligations under this Agreement, Contractor hereby grants to TerreStar a non-exclusive, perpetual, worldwide, irrevocable license to Contractor Background IP and Contractor Foreground IP (but in each case, excluding Third Party Licensor IP) to use, have used, manufacture, have manufactured, sell, have sold and import the Satellite Chipset and Production Units for use on the TerreStar Network, and to copy, distribute, modify and create derivative works of any such Intellectual Property in furtherance of the foregoing. Such license includes, but is not limited to, the right to sublicense the license rights set forth in this sub-paragraph (2) to third party design and manufacturing subcontractors.

(3)           Covenant Not to Exercise.  TerreStar agrees that it shall not exercise the license rights set forth in Article 13.I(2) unless and until (i) a Release Condition (as defined in Article 13.I(4) below) occurs, and (ii) TerreStar has paid all amounts due through (a) Provisional Acceptance with respect rights related to [***], and (b) Final Acceptance of [***] of the Chipset Work with respect to rights related to [***].

(4)           Release Conditions. The escrow agent shall provide the Escrow Materials to TerreStar, upon request from TerreStar, should any of the events below occur.  Each such event is a “Release Condition.”

(a)
Contractor is acquired by or merges with an entity that owns a Competing Satellite System, or if Contractor acquires a greater than[***] percent ([***]%) interest in an entity that owns a Competing Satellite System; or if Contractor enters into a joint venture or other comparable arrangement that owns a Competing Satellite System.

(b)	TerreStar terminates the Chipset Statement of Work or the Production Agreement for default;
(c)	Contractor is unable to pay its debts when due or otherwise ceases doing business in the ordinary course;
(d)	Contractor files a voluntary petition in bankruptcy or for a reorganization or to effect a plan or other arrangement with its creditors, files an answer to a creditor's petition or other petition against it for an adjudication in bankruptcy or for a reorganization admitting the material allegations thereof, or applies for or permits the appointment of a receiver, trustee or custodian for any substantial portion of its properties or assets, and such petition or proceeding is not dismissed within sixty (60) days of the filing or initiation thereof; or

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

                                                  (e)    Contractor fails to offer Production Units at [***] in accordance with Article 2.D (3).

(5)  Royalty-Free.  The license grant under Article 13.I(2) shall be royalty-free, unless the only applicable Release Condition is under Article 13.I(4)(a) or 13.I(4)(e), in which case TerreStar shall pay Contractor a royalty of [***] percent ([***]%) of the selling price for each Satellite Chipset or Production Unit manufactured and sold by or on behalf of TerreStar or any of its sublicensees up to a maximum of $[***] (US) per unit.

(6)  Compensation of Escrow Agent.  All fees, expenses, and charges of the escrow agent in connection with the services it performs under this Contract shall be paid by TerreStar.

(7)  Third Party Relationships.  Contractor hereby grants to TerreStar the right, at TerreStar’s option and expense, (i) to contract with Contractor’s manufacturer(s) of the Satellite Chipsets (“Chipset Manufacturers”) to manufacture the Satellite Chip for TerreStar, and (ii) to sublicense or assign the Third Party Licensor IP from the applicable Third Party Licensor (to the extent Contractor has the right to sublicense or assign such Third Party Licensor IP rights), in each case only in the event of a Release Condition.  Contractor shall advise the Third Party Licensors and Chipset Manufacturers in writing of this fact, shall use commercially reasonable efforts to require the Third Party Licensors and Chipset Manufacturers to offer to license such IP or perform such activities, respectively, on commercially reasonable terms (including the escrow obligations described in Article 13.K), to TerreStar in the event of a Release Condition (or to permit Contractor to assign the applicable contract to TerreStar at no additional cost), and Contractor shall not include any prohibition contrary to this Contract in any agreement with the Third Party Licensors or Chipset Manufacturers.  Contractor shall promptly inform TerreStar in writing the extent to which the Third Party Licensors and Chipset Manufacturers fail to agree to comply with the requirements described in this Article.

(8) Limitation to Infringement Indemnification.  With respect to Satellite Chipsets manufactured by TerreStar or its sublicensee pursuant to Article 13.I, Contractor shall have no liability under Article 14 (IP Indemnification) (i) to the extent that the IP Claim is based on the Third Party Licensor Intellectual Property; and (ii) unless TerreStar elects to pay Contractor a royalty, for any IP Claim if the rights under Article 13.I are exercised as a result of a Release Condition under Article 13.I(4)(b), (c) or (d).

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

J. Third Party Licensors. No later than C-CDR, Contractor shall identify in writing to TerreStar all known third parties whose Intellectual Property Contractor contemplates incorporating in the Satellite Chipset or that is otherwise necessary for the manufacture of the [***]. Such known third party is a “Third Party Licensor.”

K.             Third Party IP Escrow.  Contractor shall use commercially reasonable efforts to require its Third Party Licensors to place the materials, software and documentation (similar to the Escrow Materials) to be provided by such Third Party Licensor, in an escrow account that includes release conditions substantially similar to the Release Conditions set forth in Article 13.I(4)(b)-(e) (such release conditions to be based upon events related to acts or omissions of Third Party Licensor, not Contractor), including the Third Party Licensor’s failure to support the licensed Intellectual Property.  Contractor shall promptly inform TerreStar in writing the extent to which the Third Party Licensors fail to agree to comply with the requirements described in this Article..

L.             Universal, Integrated Chipset License. At TerreStar’s request and upon reasonable notice, Contractor shall grant TerreStar or its designee a royalty-bearing license to incorporate the Satellite Chipset software (excluding Third Party Licensor IP) into an Integrated Chipset manufactured by a third party and to support the integration of the Satellite Chipset Work into the Integrated Chipset.  Such license shall be pursuant to a separate, commercially reasonable agreement to be negotiated in good faith by TerreStar and Contractor (the “Integrated Chipset License Agreement”).  The Integrated Chipset License Agreement shall be subject to and shall include the provisions of Article 4.B.  Contractor shall not take any action or make any agreement that would preclude TerreStar from being able to implement the Satellite Chipset IP into an Integrated Chipset (including any prohibiting third party licensor from contracting with TerreStar).

17.           Article 16.B (TerreStar-Furnished Property and Facilities).  Article 16.B shall not apply to the Chipset Work.

18.           Article 18.A (Liquidated Damages).  Article 18.A (Liquidated Damages) is hereby amended to read as follows:

A.           Liquidated Damages.  In the event that the relevant Key Milestone is not completed as specified therefor in Exhibit A by [***], then Contractor shall pay liquidated damages, which are not intended to be, and shall not be construed as, a penalty, for each calendar day of delay after [***].  Contractor shall pay TerreStar:

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

With respect to the S-BSS Work, ~~F~~for each [***] ([***]) day period after November 30, 2008, liquidated damages for each day of additional delay during such thirty-day period shall be equal to [***] percent ([***]%) of the total S-BSS Purchase Price multiplied by [***].

With respect to the Chipset Work, for each [***] ([***]) day period after [***], liquidated damages for each day of additional delay during such thirty-day period shall be equal to [***] percent ([***]%) of the portion of the Chipset Purchase Price applicable to [***] of the Chipset Work as set forth in Exhibit C2 (the “[***] Chipset Purchase Price”) multiplied by [***].

The total accumulated liquidated damages payable by Contractor under this Contract for delays in meeting the Key Milestone Date shall not exceed [***] percent ([***]%) of the ~~total~~ S-BSS Purchase Price and [***] percent ([***]%) of the [***] Satellite Chipset Purchase Price as applicable as adjusted by any price impact resulting from changes to the respective Purchase Price (for these purposes total Purchase Price will not include the value of any options exercised under this Contract as listed in Exhibits D and D2).

19.           Article 25 (Changes).  References to the S-BSS in Article 25 shall be deemed to mean the S-BSS Work and the Chipset Work.

20.           Article 25.B(9) (Subsequent Decisions).  The Contract is hereby amended to add the following as Article 25.B(9):

                (9)      Subsequent Decisions.   In Exhibit B2 (Chipset Specifications), certain elements have not yet been finally determined.  These elements are noted as “TBD” “TBR” or by another indication that such element has not been finalized as of EDA (each a “TBD Element”).  If TerreStar gives Contractor written notice of TerreStar’s determination of a TBD Element prior to the date specified therefor in Exhibit A2 or B2 (such determination to be based on sound engineering principles), the firm fixed price set forth in Exhibit C2 (Pricing) shall not be subject to an increase, unless such TBD Element is expressly identified as an option in Exhibit D2 (Options).  If TerreStar does not give such notice within the specified time period, completion of the Specifications with respect to that TBD Element such be subject to Articles 25.B(3) and 25.B(4).

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

21.           Order of Precedent.  The Parties shall cooperate in good faith to resolve any conflicts between the Exhibits associated with the S-BSS and Exhibits associated with the Chipset Work, based on the objective of TerreStar achieving a fully functional mobile communication network using a satellite-terrestrial hybrid technologies.

22.           Attachment 1 – Glossary.  The following terms in Attachment 1 (Glossary) are hereby amended as follows:

“Deliverable Data” ~~has the meaning specified in Article 13.C(1)~~means any technical data associated with any Deliverable Item.

“Final Acceptance” means, (i) with respect to the S-BSS Work, successful completion of Operational Verification Testing of [***], and (ii) with respect to the Chipset Work, “Final Acceptance” is as specified in Article 5.C.

“Final Acceptance Testing” means (i) with respect to the S-BSS Work, the reviews and tests to be conducted during the Operational Verification Phase for [***], including without limitation ~~as part of~~ the Operational Readiness Review ~~and the Operational Acceptance Review~~ (all as further described in Exhibit A) to determine whether the S-BSS Deliverable Items associated with [***] conform with the Specifications and whether the S-BSS Work associated with [***] otherwise meets the requirements of this Contract, and (ii) with respect to the Chipset Work, the reviews and tests to be conducted during the Operational Verification Phase, including without limitation the Operational Readiness Review (all as further described in Exhibit A2) to determine whether the Satellite Chipset Deliverable Items associated with each phase conform with the Specifications and whether the Chipset Work associated with each phase otherwise meets the requirements of this Contract.

“Key Milestone” (i) with respect to the S-BSS Work shall mean Provisional Acceptance of the S-BSS and (ii) with respect to the Chipset Work shall mean Provisional Acceptance of the Satellite Chipset Work.

“Key Milestone Date” shall mean the scheduled Milestone Date associated with completion and TerreStar’s acceptance of the relevant Key Milestone, as set forth in this Contract ~~in Exhibit A~~.

“Major Subcontract” means a subcontract related to the performance of this Contract and valued at (i) Two Million Five Hundred Thousand U.S. dollars (U.S.$2,500,000) or more with respect to the S-BSS Work, and (i) One Million U.S. dollars (U.S.$1,000,000) or more with respect to Chipset Work.

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

“Preliminary Design Review” (“PDR”) has the meaning specified in (i) Section 3.2.4 of Exhibit A with respect to the S-BSS Work, and (ii) Section 3.2.4.3 of Exhibit A-2 with respect to the Chipset Work.  PDR with respect to the Chipset Work is also referred to as C-PDR.

“Provisional Acceptance” means, (i) with respect to the S-BSS Work, successful completion of Operational Verification Testing for [***] (ORR Milestone), and (ii) with respect to the Chipset Work, successful completion of Satellite Chipset [***] Operational Verification Testing (ORR Milestone).

[***]

[***]

[***]

23.           Attachment 1 – Glossary.  The Contract is hereby amended to add the following terms to Attachment 1 (Glossary):

“[***]” has the meaning specified in Article 2.D.

“Chipset Purchase Price” means the portion of the Purchase Price applicable to the Chipset Work, as set forth in Exhibit C2.

“Chipset Royalty” has the meaning specified in Article 13.F.

“Chipset Work” means the Work to be performed in connection with Exhibit A-2 (Chipset Statement of Work).

“Escrow Materials” means all tangible embodiments of the Contractor Background IP and Contractor Foreground IP with respect to the Satellite Chipset Work (excluding such items licensed by the Third Party Licensors), including fabrication drawings for all proprietary mechanical parts,  software (including object code and source code), mask works, design specifications, schematics, assembly drawings, and any other information that would be useful and necessary to TerreStar to modify, manufacture, develop, distribute, support and/or maintain the Satellite Chipsets, all to the extent that Contractor has not otherwise delivered such items directly to TerreStar.
This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

“Integrated Chipset” has the meaning specified in the Recitals to this Addendum.

“[***] Chipset Purchase Price” has the meaning specified in Article 18.A.

“Preliminary Acceptance” has the meaning specified in Article 5.C(1)(a).

“Production Unit” means any chipset manufactured as a production unit and embodying any Contractor Background IP or Foreground IP of Contractor.

“Release Condition” has the meaning specified in Article 13.I(4).

“RF Chipset” means one or more chips being procured from a third party by TerreStar that will make up the RF portion of the MTs.

“Satellite Chipset” means the chips being developed by Contractor pursuant to this Addendum that will make up the satellite baseband portion of the MTs.

“Satellite Chipset Prototypes” means any prototype of the Satellite Chipset that is deliverable under Exhibit A2 (Chipset Statement of Work).  Such Satellite Chipsets are provided for testing purposes and for use by TerreStar’s designated terminal vendor in connection with the development and integration of the user terminals.

“S-BSS Purchase Price” means the portion of the Purchase Price applicable to the S-BSS Work, as set forth in Exhibit C.

“S-BSS Work” means the Work to be performed in connection with Exhibit A.

“TerreStar Alliance Partner” means any entity to whom TerreStar sublicenses the intellectual property licensed by ATC Technologies LLP (or its successor) to TerreStar.

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

“Terrestrial Baseband Chipset” means one or more chips being procured from a third party by TerreStar that will make up the terrestrial baseband portion of the MTs

“Third Party Licensor” has meaning specified in Article 13.J.

II.            Capitalized terms shall have the meaning ascribed to them in the Contract, and the related Exhibits and Glossary attached to the Contract, as may be amended by this Addendum.

III.           This Addendum and the Contract together constitute the entire agreement and understanding between the Parties in connection with the transactions hereby contemplated.  This Addendum supersedes all previous agreements, arrangements and understandings between the Parties with regard to such transactions.  Except as specifically amended in this Addendum, the Contract remains in full force and effect, and is ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives as of the day and year first above written.

ACCEPTED:

TERRESTAR NETWORKS INC.		HUGHES NETWORK SYSTEMS, LLC

By:	/s/ Neil Hazard	By:	/s/ Matthew Mohebbi

Typed Name:	Neil Hazard	Typed Name:	Matthew Mohebbi

Title:	Chief Financial Officer	Title:	Vice President

Date:	May 3, 2007	Date:	May 3, 2007

This Addendum and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Addendum and the Contract.

TerreStar Satellite Chipset SOW

          Exhibit A-2

         TerreStar Satellite Chipset

          Statement of Work

         TSN_SAT_2_REQ-Satellite Chipset SOW V 1.3

         May 2, 2007

Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876	/s/ Matthew Mohebbi

TerreStar Networks Inc.
One Discovery Place
12010 Sunset Hills Road, 6th Floor
Reston, Virginia 20190	/s/ Neil Hazard

This document contains data and information proprietary to TerreStar Networks Inc. and Hughes Network Systems, LLC.  This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem.  Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

Information included in this Exhibit may contain technical data controlled by the Export Administration Regulations ("EAR") and/or the International Traffic in Arms Regulations ("ITAR").  This document has not been cleared for export or transfer to a Foreign Person or foreign entity.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Chipset SOW

Section	Page

1.0 INTRODUCTION	1-1
1.1 PURPOSE AND OBJECTIVE	1-1
1.2 SCOPE	1-1

2.0 APPLICABLE SPECIFICATIONS	2-1

3.0 REQUIREMENTS	3-1
3.1 GENERAL REQUIREMENTS	3-1
3.1.1 Chipset Development	3-1
3.2 PROGRAM MANAGEMENT	3-1
3.2.1 Program Management Organization	3-1
3.2.1.1 Program Manager	3-1
3.2.1.2 Subcontracts	3-2
3.2.1.3 Program Communications	3-2
3.2.2 Program Plans	3-2
3.2.2.1 Program Management Plan	3-2
3.2.2.2 Program Schedule	3-2
3.2.3 Program Management Reviews, Meetings, and Status Reports	3-2
3.2.3.1 Kick-Off Meeting	3-2
3.2.3.2 Program Status	3-3
3.2.3.3 Monthly Program Management Reviews	3-3
3.2.3.4 Additional Management Reviews	3-3
3.2.4 Technical Reviews, Meetings, and Reports	3-3
3.2.4.1 General	3-3
3.2.4.2 C-SRR	3-3
3.2.4.3 C-PDR	3-3
3.2.4.4 C-CDR	3-4
3.2.4.5 Meeting Minutes	3-4
3.2.4.6 Additional Meetings	3-4
3.2.4.7 Readiness Reviews	3-4
3.3 DESIGN AND DEVELOPMENT	3-4
3.3.1 UMTS Compatibility	3-4
3.3.2 Export Compliance	3-4
3.3.3 System Engineering	3-5
3.3.3.1 System Design	3-5
3.3.3.2 Common Air Interface Specification	3-5
3.3.3.3 Interface Control Document	3-5
3.3.3.4 Analysis and Simulation	3-5
3.3.3.5 Control and Management	3-5
3.3.4 Software Design and Development	3-5
3.3.4.1 Software Development Plan	3-5
3.3.4.2 Contractor Developed Software	3-6
3.3.4.3 Software Development	3-6

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Chipset SOW

3.3.4.4 Software Design Documentation	3-6
3.3.4.5 Software Test	3-6
3.3.5 Hardware Design and Test	3-6
3.3.5.1 Hardware Development Plan	3-6
3.3.5.2 Contractor Developed Hardware	3-7
3.3.5.3 [***] Hardware	3-7
3.3.5.4 [***] Hardware	3-7
3.3.5.5 Hardware Test	3-7
3.4 PRODUCTION AND IMPLEMENTATION	3-7
3.4.1 Production Process, Quality Assurance, and Configuration Management	3-7
3.4.2 COTS	3-8
3.4.2.1 COTS Procurement	3-8
3.4.2.2 COTS Performance Verification	3-8
3.4.2.3 COTS Post Installation Testing	3-8
3.5 TECHNICAL AND OPERATIONAL VERIFICATION PHASES	3-8
3.5.1 General	3-8
3.5.2 Test Objectives	3-9
3.5.3 Design Verification	3-9
3.5.4 Device Qualification Test	3-9
3.5.5 UE Integration	3-9
3.5.6 Integration with Additional terminals	3-10
3.5.7 Test Discrepancies	3-10
3.5.8 Test Reports	3-10
3.5.9 Technical Verification (reference S-BSS SOW section 4.2.8)	3-10
3.5.9.1 Technical Verification Review Purpose	3-10
3.5.9.2 Technical Verification Review Scope	3-10
3.5.9.3 Technical Verification Review Deliverables	3-10
3.5.9.4 Technical Verification Review Success Criteria	3-10
3.5.10 Operational Verification (reference S-BSS SOW section 3.5, 3.9, and 4.3)	3-11
3.5.10.1 Operational Readiness Review (ORR)	3-11
3.5.10.2 Operational Readiness Review Purpose	3-11
3.5.10.3 Operational Readiness Review Scope	3-11
3.5.10.4 Operational Readiness Review Deliverables	3-11
3.5.10.5 Operational Readiness Review Success Criteria	3-11
3.6 COMPONENT DELIVERABLES	3-12
3.6.1 [***] Reference Design	3-12
3.6.2 [***] Platform	3-12
3.7 DOCUMENTATION	3-13
3.7.1 Documentation Descriptions	3-15
3.7.1.1 Program Master Phasing Schedule	3-15
3.7.1.2 Program Management Plan	3-15
3.7.1.3 Product Assurance Plan	3-15
3.7.1.4 System Engineering Design Plan	3-15
3.7.1.5 Software Development Plan	3-15
3.7.1.6 Hardware Development Plan	3-15
3.7.1.7 Data Management Plan	3-15
3.7.1.8 System Performance Specification	3-16

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Chipset SOW

3.7.1.9 Interface Control Document	3-16
3.7.1.10 Hardware Requirements Document	3-16
3.7.1.11 Software Requirements Document	3-16
3.7.1.12 Integration and Test Plan	3-16
3.7.1.13 Specification Traceability Matrix	3-16
3.7.1.14 Hardware and Software Design Specifications	3-16
3.7.1.15 Manufacturing QA Plan	3-17
3.7.1.16 System Test Procedures	3-17
3.7.1.17 Test Reports	3-17
3.7.1.18 Project Status Reports	3-17
3.7.1.19 Support Plan	3-17
3.7.1.20 [***] Data Sheet	3-17
3.7.1.21 [***] Procurement Specification	3-17
3.8 CHIPSET PRICE ESTIMATES	3-17
3.9 CUSTOMER FURNISHED ITEMS	3-17
3.9.1 User Terminal Chipset, Vocoder, and Support	3-17
3.9.2 User Terminals using [***] and [***] Satellite Baseband Hardware	3-19
3.9.3 CFE Design Materials Deliverables	3-19
3.9.3.1 [***]	3-19
3.9.3.2 [***]	3-20
3.10 DEVELOPMENT FLOW	3-21
3.10.1 [***] Development	3-21
3.10.2 [***] Development	3-23

4.0 PROJECT SCHEDULE	4-1
4.1 FULL REVENUE SERVICE	4-4

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Chipset SOW

LIST OF FIGURES

Figure	Page

Figure 3-1 Chipset Test Objectives	3-9
Figure 3-3 [***] Development	3-23

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
v

TerreStar Satellite Chipset SOW

LIST OF TABLES

Table	Page

Table 3-1. Contract Deliverable Schedule	3-14
Table 3-2. User Terminal Chipset, Vocoder and Support	3-18
Table 3-3. User Terminals using [***] and [***] Satellite Baseband Hardware	3-19
Table 3-4. CFE Design Materials Deliverables -- [***]	3-20
Table -3-5. CFE Design Materials Deliverables -- [***]	3-20
Table 4-1. Satellite Chipset Master Project Milestones	4-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Chipset SOW

REVISION HISTORY

Date	Version	Description	Author
[***]	0.1	Initial Draft	[***]
[***]	0.2	Draft	[***]
[***]	0.3	Preliminary	[***]
[***]	0.5	Various Negotiation Updates. Made Consistent with S-BSS SOW	[***]
[***]	1.0	Initial Release with Contract	[***]
[***]	1.2	Final Release Version with Contract	[***]
[***]	1.3	Final Release Version with Contract (with additional HNS Changes)	[***]

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Chipset SOW

1.0   INTRODUCTION

1.1 PURPOSE AND OBJECTIVE

This statement of work (SOW) is written as an amendment to the Satellite Base Station Subsystem (S-BSS) Contract.  It adds the tasks necessary to complete one of the final critical components of the operational TerreStar Network (TSN), user equipment (UE) comparable in size to today’s terrestrial cellular systems for communication over the TSN.

The Contractor shall supply the GMR-3G Satellite Chipset (the “Chipset”) Platform (Satellite Baseband hardware and the SW Platform) to TerreStar and shall support the TerreStar chosen terminal Vendor who will integrate, manufacture, and supply TerreStar reference terminals based on the technology from Contractor.  In addition, the Contractor shall perform all tasks necessary to support the integration, test, troubleshooting, and resolution of all problems associated with the Chipset from start of integration with the terminal supplier through handset certification for [***] and from the start of integration with the S-BSS through Provisional and Final Acceptance for [***].

To eliminate any doubt about this Chipset Amendment, TerreStar’s intent with this SOW is that the Contractor deliver satellite chipsets fully integrated with the S-BSS that are capable of the required functionality from both the S-BSS and the Chipset specifications as defined in this contract, as amended, when operating from a terminal vendor supplied UE.

1.2 SCOPE

The contractor shall be responsible for the design and development of the Chipset within the timeframe defined in the milestone schedule. The schedule is based on a [***] defined as [***]. [***] deliver an interim solution designed to provide market ready handsets to meet the stringent start of revenue service milestones of TerreStar.  [***] also includes several SW releases to build functionality.  [***] shall be certified and available for revenue service with the S-BSS functionality as modified through [***] and [***] at Provisional and Final Acceptance.  [***] focuses on [***] solution intended to be a mid term solution on a technology roadmap that leads to a universal chipset. [***] SW shall include the full functionality in the S-BSS and Chipset specifications as modified through [***], [***], and [***].  In general the scope of the development is as follows:

The Contractor:

•	Integrated Program Management between the S-BSS and the Chipset
•	Systems engineering and evaluation of terminal chipsets
•	Implement the S-BSS developed Common Air Interface and design the necessary SW modules for the Satellite mode protocol in the UE
•	Satellite mode baseband chip design ([***])
•	Evaluation of terrestrial RF chipset
•	Development of software for satellite mode layers access stratum and below
•	Integration of satellite mode
•	Support for integration of satellite mode with terrestrial mode
•	[***] Prototype Design, Development, Integration, and Test
•	[***] Prototype Design, Development, Integration, and Test

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
1-1

TerreStar Satellite Chipset SOW

•      Documentation
•	Management of [***], release to production, and ongoing production

TerreStar:

•	Overall Terminal design
•	Selection/supply of baseband terrestrial chipset (ATC baseband)
•	Selection/supply of RF chipset
•
Processor and software for terminal, including:  non-access stratum; ATC access stratum; applications including voice codecs and other required terminal features and functions (layers access stratum and below)

•	Staged supply of prototype User Equipment to the Contractor for integration purposes.
•	Access to satellite payload links as agreed in the S-BSS SOW.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
1-2

TerreStar Satellite Chipset SOW

2.0   APPLICABLE SPECIFICATIONS

The Chipset development shall conform to the requirements in the following specifications:

•	Exhibit B, TSN_SAT_2_TRD-S-BSS Functional Requirements

•	Exhibit B2, TSN_SUB_2_TRD-Satellite Chipset Functional Requirements

•	[***]

•	TSN User Web Interface Specification (to be provided NLT C-PDR)

The following documents are included as reference documents to ensure all components of the satellite segment are designed in a consistent manner where applicable.

•	H34755_06-TS-0046-R1_Network Management Architecture – SBAS Network Management Architecture

•	H34932_06-TS-0059-R1_SBAS to NOMC ICD – SBAS to Network Operations Center ICD

•	H34924_06-TS-0060-R1_Resource Management to SBAS ICD – Radio Resource Manager to SBAS ICD

•	H35290_06-TS-0062-R2_FES and Satellite ICD – Feeder Link Earth Station to TS-1 Satellite ICD

•	H35012 _06-TS-0066-R1_CMS to GBBF ICD – Control and Management System to Ground Based Beam Former ICD

•	ETSI TS 376-4-12 V2.2.1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
2-1

TerreStar Satellite Chipset SOW

3.0   REQUIREMENTS

3.1   GENERAL REQUIREMENTS

3.1.1   Chipset Development

The Contractor shall perform all tasks necessary to design, prototype, develop, implement, test, support integration of the Chipset with the terminal vendor and the S-BSS, and release a Chipset which meets the requirements set forth in this SOW, the Chipset Technical Specification, and the certification requirements that relate to the satellite portion of the UE.

The Chipset development [***].  In [***], the Chipset shall be developed using [***] to minimize development effort and to reduce risk in meeting TSN operational requirements. Features are required to be compatible with and provide the full S-BSS [***] functionality.  Upgrades shall be developed to be compatible with and provide the full S-BSS [***] functionality certified and ready for revenue service at S-BSS Final Acceptance.  In [***], the Chipset is integrated [***] that supports the full S-BSS and CAI functionality as defined in the TerreStar Network requirements specified in Exhibit B and B2 of this Contract as modified with the O3M,  C-PDR, and P6M functionality.

The major releases and the functionality of the Chipset in [***] are provided in the following table.  The major program milestones are contained in section 4.0   .

[***] [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

3.2   PROGRAM MANAGEMENT

3.2.1   Program Management Organization

3.2.1.1   Program Manager

The S-BSS dedicated program manager shall assume responsibilities for accomplishment of all the tasks defined in this SOW.  This shall include planning, directing, controlling, and reporting progress on all program activities from contract award through [***] UE Certification.

There will be a single Executive Engineering Manager overseeing the chipset and S-BSS activities.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-1

TerreStar Satellite Chipset SOW

3.2.1.2   Subcontracts

If the Contractor elects to subcontract portions of the contract, the Contractor shall provide technical and administrative subcontract management sufficient to ensure successful performance of all subcontracts.  Successful performance is delivery of the required products on time, with full compliance to the technical specifications.  Procurement specifications shall be generated for all subcontracts to assure compliance with the standards and requirements of this contract.  The Contractor shall ensure that maintenance and support is provided, either by his own or subcontractor personnel, through successful completion of UE certification for [***] and through the warranty period.

3.2.1.3   Program Communications

The Program Manager shall be the principal interface between the Program and the Contractor’s corporate organization, the Contractor and Subcontractors (if applicable), and between the Contractor and the TerreStar Program Office for all matters relating to the contract.  The Program Manager shall also serve as the focal point for the identification and resolution of all problems.

3.2.2   Program Plans

3.2.2.1   Program Management Plan

The Contractor shall update the S-BSS Program Management Plan (PMP) to include the Chipset Program activities.  The update, at a minimum, shall describe the organizational structure changes and any changes to contractual and technical lines of communication; update program responsibilities; update the management objectives and priorities and any risk areas; update the risk management process, if required; update personnel and staffing profiles and any plans for using subcontractors; update all program interfaces, including any subcontractor interfaces; update the documentation control and configuration management processes, if required; and update the quality assurance processes, if required.

The PMP updates shall be submitted at the Chipset Amendment Kick-Off Meeting.  The Program Manager shall manage the Chipset program in accordance with the approved PMP.

3.2.2.2   Program Schedule

The Contractor shall update the Master Schedule with Chipset tasks/milestones and shall develop and maintain Detailed Chipset Program Schedules.  The Master Schedule shall clearly identify all key milestones including all hardware, software, and data deliveries, all TerreStar-furnished items and the date required, all deliveries to the terminal vendor and the date required, and major technical and programmatic reviews.  The Detailed Program Schedules shall be used by the contractor to plan all tasks, task dependencies, and critical path.  The Detailed Program Schedules shall be updated monthly to reflect program progress and provided to the TerreStar PMO with the monthly status report.

The Contractor may maintain a separate Master Schedule for the Chipset development, however, the program interdependencies between the S-BSS development and the Chipset development shall be contained in each schedule.

3.2.3   Program Management Reviews, Meetings, and Status Reports

3.2.3.1   Kick-Off Meeting

The Contractor shall conduct a Program Kick-Off Meeting as scheduled in section 4.0    after contract amendment go ahead to ensure a mutual understanding on all contractual requirements incorporated into the negotiated contract and the Contractor’s Program Plan.  The meeting shall review the total program including contractual, technical, schedule, business conduct, and risk and mitigation plans and how the Chipset development is coordinated and synchronized with the S-BSS development.  Business conduct subjects would include topics such as: lines of authority and communication, meeting formats, TerreStar/Contractor Responsibilities, scope change process, etc.  The Contractor shall present a preliminary cost of the [***] production Chipset.  If the preliminary cost is greater than the target cost contained in the contract, the Contractor shall review all cost elements that are the basis of the cost estimate and propose potential cost reduction opportunities.  The Contractor shall deliver a Kick-Off Meeting data package one week prior to the meeting that includes all the draft, preliminary, and final documents listed in Table 3-1.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-2

TerreStar Satellite Chipset SOW

3.2.3.2   Program Status

The Contractor shall provide TerreStar full visibility into all Chipset contractual efforts through both formal and informal communications.  The formal communications shall be in the form of monthly program reviews, ad hoc meetings to discuss contractual issues, and monthly written reports.  The PMP shall specify which metrics will be used to certify milestone completion.  When reasonable, S-BSS and Chipset formal meetings shall be combined.

3.2.3.3   Monthly Program Management Reviews

The Contractor shall conduct Monthly Program Management Reviews (PMR) in conjunction with the S-BSS PMR.  Content of the PMR shall be as described in the S-BSS SOW section 3.2.3.3.

3.2.3.4   Additional Management Reviews

Additional program management meetings shall be scheduled as required to insure TerreStar is fully apprised of status and risk issues that might impact Chipset functionality or delivery date.

3.2.4   Technical Reviews, Meetings, and Reports

3.2.4.1   General

The Contractor shall conduct formal reviews to provide TerreStar an assessment of system performance.  These reviews shall include a System Requirements Review (C-SRR), a Preliminary Design Review (C-PDR), a Critical Design Review (C-CDR) [***], and a Chipset Design Verification Test Review [***].

3.2.4.2   C-SRR

The Contractor shall conduct the C-SRR at a mutually agreed time to select and present the design concept, to review preliminary trade study results, prototype status, the program schedule, and risk reduction efforts. The Contractor shall deliver an C-SRR Data Package one week prior to the meeting that includes all the draft, preliminary, and final documents listed in Table 3-1.

3.2.4.3   C-PDR

The Contractor shall conduct a C-PDR at a mutually agreed time.  The Contractor shall: review the preliminary design, the air interface, and link budgets; demonstrate achievability of critical designs; present the final Chipset requirements, the final prototyping results of all critical units, the program master schedule, the risk assessment and the risk mitigation plans. The Contractor shall present the final cost of the [***] production Chipset as mutually agreed.  The Contractor shall deliver a C-PDR data package two weeks prior to the meeting that includes all the draft, preliminary, and final documents listed in Table 3-1.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-3

TerreStar Satellite Chipset SOW

3.2.4.4   C-CDR

The Contractor shall conduct C-CDRs ([***]) at a mutually agreed time.  The Contractor shall present data that verifies the final design meets the Chipset Performance Specification, including link budgets, the results of all remaining trade studies, the C-PDR risk mitigation results, the program master schedule, and the Chipset test and qualification plan.  The Contractor shall deliver C-CDR data packages two weeks prior to the meeting that includes all the draft, preliminary, and final documents listed in Table 3-1.

3.2.4.5 Certification Go/No Go Review

The Contractor shall support a UE Certification Go/No go Review held by the Terminal Vendor.  The Contractor shall present the results of the Chipset integration and test activities with the Terminal Vendor and the S-BSS including a functionality mapping of Chipset and S-BSS, all open problem reports with a closure plan, certification support activities and expected certification results.  The Contractor shall provide a Go/No Go recommendation for proceeding to UE certification.

3.2.4.5   Meeting Minutes

The Contractor shall provide reports and/or minutes for each of the technical reviews including a listing of action items with specific closure dates for each item.  All engineering assumptions and agreements made or reached during the technical meetings shall be documented in the minutes.

3.2.4.6   Additional Meetings

The Contractor or TerreStar may schedule additional meetings to provide a technical interchange on topics requiring a greater level of detail or involvement of technical specialists.  An agenda for each technical interchange meeting (TIM) shall be generated and copies distributed to all participants one week prior to the TIM.  The Contractor shall prepare minutes of each TIM, including the assigned action item list, and deliver a copy to TerreStar within one week after the TIM.

3.2.4.7   Readiness Reviews

The Contractor shall conduct Test Readiness Reviews prior to formal tests defined in Section 3.5 of this SOW.

3.3 DESIGN AND DEVELOPMENT

The Contractor shall perform the system engineering, software design and development, hardware design and development, and prototyping efforts necessary to ensure that the Chipset satisfies all of the functional and performance requirements set forth in the Chipset Procurement Specification and that the Chipset as designed will be fully operational with the S-BSS.

3.3.1   UMTS Compatibility

The Contractor shall provide a roadmap for Chipset upgrade from [***] to UMTS [***] in conjunction with the S-BSS roadmap as described in the S-BSS SOW section 3.3.1.

3.3.2   Export Compliance

In conjunction with the S-BSS export compliance analysis (ref S-BSS SOW section 3.3.2), the Contractor shall perform an analysis of the Chipset components and shall determine the applicable export compliance regulations (e.g. International Traffic in Arms Regulations (ITAR) or Export Authorization Regulations (EAR).  A preliminary assessment shall be made by the Kick-Off Meeting.  Final rulings from the appropriate export control authorities shall be received NLT C-PDR.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-4

TerreStar Satellite Chipset SOW

3.3.3   System Engineering

The Contractor shall establish a system engineering office within the Chipset program organization and shall maintain this office throughout the duration of the program.  This office shall implement and maintain the System Design Plan approved at the Kick-Off Meeting, and shall ensure that all design activities are conducted in accordance with the provisions of the plan.

The system engineering office shall have the overall responsibility of ensuring that the Chipset is in full compliance with the functional and performance requirements and that it is fully operational with the S-BSS.  The Contractor’s system engineering office shall perform the following specific tasks and others as necessary.

3.3.3.1   System Design

The Contractor shall develop, in accordance with the design plan and the Chipset Functional specification, a Chipset concept and top level subsystem design and shall document that design in the System Performance Specification (SPS).  The system design functions shall be allocated to hardware, software, and procedures, and documented in the Hardware Requirements Document and the Software Requirements Document.  User Interface concepts shall be fully documented and coordinated with the Terminal Vendor and TerreStar.

The Contractor shall ensure that the satellite chipset platform interfaces with the selected RF Chipset platform and other handset components to meet the TerreStar link budget requirements.

3.3.3.2   Common Air Interface Specification

The Contractor shall ensure the Chipset design supports the GMR-3G CAI developed under the S-BSS SOW (ref BSS SOW section 3.3.3.2).

3.3.3.3   Interface Control Document

The Contractor shall develop an ICD that defines external and internal interfaces and is compatible with the terminal vendor interfaces.

3.3.3.4   Analysis and Simulation

The Contractor shall perform analysis, simulation and modeling necessary to ensure that the Chipset meets the performance requirements.  The results of these studies shall be presented at C-PDR.  The Analysis and Simulation Plan shall be presented and agreed to at C-SRR.

3.3.3.5   Control and Management

The Contractor shall ensure the Chipset is compatible with the TerreStar Subscriber Web Interface and that the satellite component of the UE can accept user configuration parameters from that interface.  Design to be agreed at C-PDR.

3.3.4   Software Design and Development

3.3.4.1   Software Development Plan

The Contractor shall provide a Software Development Plan (SDP) in accordance with paragraph 3.7.1.5 of this SOW.  The S/W development shall be managed in accordance with the SDP through delivery of [***].  The Contractor shall support the integration and testing of the satellite chipset into the UE and the S-BSS.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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TerreStar Satellite Chipset SOW

3.3.4.2   Contractor Developed Software

The Contractor shall design, code, integrate, test, deliver, and repair all the software required for Chipset operation and maintenance, including, over-the-air software installation in accordance with the Chipset specification to update the UE for full S-BSS [***] Functionality. The Contractor shall specify the software language to be used.

3.3.4.3   Software Development

Where Contractor-developed software or Contractor-modified commercially available, off-the-shelf software is used as part of the design, the S/W shall be developed or modified in accordance with the Contractor’s approved SDP. The Contractor shall provide all licenses and documentation required for system operation. S/W developed or modified under this contract, including all related documentation and source code, shall be delivered as described in the Contract.

3.3.4.4   Software Design Documentation

The Contractor shall document functional software requirements in the Software Design Specification, validating the traceability of the requirements from the System Performance Specification. The Software Design Specification detail shall be sufficient to ensure a common understanding of the requirements; ensure that requirements are complete, consistent, and testable; and define the inputs and outputs for every function. The software shall be designed, selected, or developed to facilitate life-cycle maintenance and over-the-air UE modification and updating in accordance with the specification.

3.3.4.5   Software Test

The Contractor shall generate and use test plans, procedures, and reports to verify that each software configuration item (SWCI) performs in accordance with individual SWCI test specifications and the CI interface requirements. TerreStar shall have the right to observe and monitor the CI tests. Following completion of testing, the Contractor shall document the test results, deviations from test procedures, and all software anomalies and submit a report to TerreStar.

The Contractor shall support Chipset integration and test with the UE and the S-BSS.  The Contractor shall provide all necessary test tools and equipment to support Chipset integration and test with the UE and the S-BSS.

3.3.5   Hardware Design and Test

3.3.5.1   Hardware Development Plan

The Contractor shall provide a Hardware Development Plan (HDP) in accordance with paragraph 3.7.1.6   of this SOW.  The H/W development shall be managed in accordance with the HDP through delivery of all functionality releases of the Chipset Program.

All hardware designed or modified, developed, manufactured, assembled, and tested by the Contractor or its Subcontractors shall be in accordance with the requirements of the Program Product Assurance Plan.  The Contractor shall document functional hardware requirements in the Hardware Design Specification, validating the traceability of the requirements from the System Performance Specification. The Hardware Design Specification detail shall be sufficient to ensure a common understanding of the requirements; ensure that requirements are complete, consistent, and testable; and define the inputs and outputs for every function. The hardware shall be designed and selected or developed to facilitate life-cycle maintenance and to permit access to facilitate replacement of components. The Contractor shall provide recommended procedures for maintaining the equipment in the CI and System Maintenance Procedures.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-6

TerreStar Satellite Chipset SOW

3.3.5.2   Contractor Developed Hardware

The Satellite Baseband hardware [***].  The Contractor shall perform the planning, coordination, and implementation of the tasks required to develop the Chipset hardware developed tools, engineering aids, simulators, and tests aids.

3.3.5.3   [***] Hardware

In [***], the Contractor shall design and deliver a reference design using [***] (ref section 3.1.1   ) capable of performing all [***] functionality in accordance with the specification.  A prototype of this design shall be made available to TerreStar’s chosen terminal vendor. The terminal vendor shall manufacture [***] UE. The Contractor shall provide all necessary documentation to enable the terminal vendor to manufacture, integrate, and test the reference platform design in a user terminal.  The Contractor shall support the integration and testing of the satellite chipset into the UE.

3.3.5.4   [***] Hardware

In [***], the Contractor shall design and deliver the complete satellite baseband [***] capable of performing S-BSS [***] functionality.  A prototype of this design shall be made available to TerreStar’s chosen terminal vendor. The terminal vendor shall manufacture [***] UE with [***] provided by the contractor. The Contractor shall provide all necessary documentation to enable the terminal vendor to manufacture, integrate, and test the reference platform design in a user terminal.  The Contractor shall support the integration and testing of the satellite chipset into the UE.

3.3.5.5   Hardware Test

The Contractor shall generate and utilize test plans, procedures, and reports to verify that each hardware configuration item (HWCI) performs in accordance with individual CI test specifications and the interface requirements for each input and output port. TerreStar shall have the right to observe and monitor the CI tests. Following completion of testing, the Contractor shall document the test results, deviations from test procedures, and all hardware anomalies and submit a report to TerreStar.  The Contractor shall support Chipset integration and test with the UE and the S-BSS.  The Contractor shall provide all necessary test tools and equipment to support Chipset integration and test with the UE and the S-BSS.

3.4   PRODUCTION AND IMPLEMENTATION

3.4.1   Production Process, Quality Assurance, and Configuration Management

The Contractor shall establish a production process and be responsible for the procurement, manufacture, assembly, test and integration of the hardware and software required for the delivery of a complete and operating Chipset.

All production and implementation of deliverable equipment shall be in accordance with the requirements of the Chipset Hardware Development Plan, Software Development Plan, the Product Assurance Plan, and the Manufacturing Quality Assurance Plan.

The Contractor shall be responsible for the configuration management of the Contractor-controlled baseline and shall maintain configuration management until completion of Chipset [***] Certification in accordance with the schedule in section 4.0   .

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-7

TerreStar Satellite Chipset SOW

3.4.2   COTS

3.4.2.1   COTS Procurement

The Contractor shall be responsible for the procurement of the COTS hardware and software and for the verification of its performance. All COTS components shall be selected to facilitate life-cycle maintenance. The configuration shall permit SW/FW over-the-air updates over both the satellite and ATC networks where appropriate.  The terminal vendor shall be responsible for procuring any required COTS for the reference UE and manufacturing other than the Chipset prototypes provided by the Contractor (ref section 3.6   ).

If commercial off-the-shelf (COTS) software is used in the design, it shall be products with demonstrable probability for support five years after [***], [***] Final Acceptance.

3.4.2.2   COTS Performance Verification

The Contractor shall define the specific verification methods to be used to assure the acceptable performance of all COTS hardware and software items selected to fulfill the Chipset requirements. For equipment acquired from original equipment manufacturers or other vendors, one or more levels of testing may be performed in the factory according to vendor's methods which conform to industry standards, or according to approved procedures. Factory demonstrations, post-installation verification testing and other standard evaluation methods to ensure that acquired components operate as specified shall be identified in the System Integration and Test Plan. Vendor-supplied documentation, including user's guides and operation procedures, shall be validated for accuracy and completeness for UE use prior to final acceptance from the vendor.

3.4.2.3   COTS Post Installation Testing

Following installation in the reference UE, additional COTS functional and performance tests may be required to ensure that the item has been properly integrated with other UE components and continues to operate as specified. It shall be the Contractor's responsibility to insure ongoing satellite UE operation and performance in accordance with the requirements of the specification.

3.5 TECHNICAL AND OPERATIONAL VERIFICATION PHASES

3.5.1   General

The Contractor shall demonstrate Chipset Technical and Functionality performance in a series of formal tests and demonstrations using simulators/emulators, and actual operational components. The formal tests shall be executed using Test Procedures approved by TerreStar and generated in accordance with the System Integration and Test Plan. The formal tests and demonstrations shall include active TerreStar and QA participation in development and execution of procedures and delivery of a working UE from TSN. The Contractor shall execute the following formal tests: DVT, prior to the final delivery of the [***] hardware solutions to the terminal vendor; Technical and Operational Verification Tests in conjunction with the S-BSS; and a Device Qualification Test (DQT) for [***].  During the Operational Verification Test executed by TerreStar, the Contractor shall provide Chipset technical support throughout the duration of the test.  Each formal test shall be preceded by a Test Readiness Review (TRR) conducted by the Contractor.  During the TRR, all aspects of the formal test shall be reviewed and assessed for readiness to start testing including personnel, hardware, software, procedures, and external coordination (i.e. satellite monitoring, external interface support, etc.). A go/no-go assessment is made by TerreStar at the conclusion of the TRR.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-8

TerreStar Satellite Chipset SOW

TerreStar desires joint participation in the TVT and OVT to facilitate a more rapid transition to operations. During the TVT, both TerreStar and Contractor personnel shall take part in the integration and test activities as active members of the test team, under the direction of Contractor management.  During OVT, both TerreStar and Contractor personnel shall take part in the test activities as active members of the test team, under the direction of TerreStar management.

3.5.2   Test Objectives

Each Formal Test accomplishes the following.  The Contractor responsibilities for each of these tests are stated in other parts of the SOW.

           Figure 3-1 Chipset Test Objectives

Test	Objective	Entry Criteria	Success Criteria
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

3.5.3   Design Verification

The DVT is a hardware centric test.  The functions and objective performance of each Chipset Functionality Release shall be verified during a DVT [***].

3.5.4   Device Qualification Test

At the completion of DVT, the [***].  The DQT encompasses [***].  DQT ensures that the [***] manufactured in high volume.

3.5.5   UE Integration

The Contractor shall support integration of all hardware and software elements of [***] into the UE.  The Contractor shall use the integrated satellite/ATC UE to perform integration of the UE with the S-BSS and other TSN segments as described in the S-BSS documentation.  The integration activities shall be in accordance with the Contractor developed System Integration and Test Plan and the Product Assurance Plan and shall include TerreStar engineers under the direction of Contractor management. Full access to all System components at all times shall be granted to TerreStar personnel.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-9

TerreStar Satellite Chipset SOW

3.5.6   Integration with Additional terminals

The contractor shall support user terminal integration for up to two additional RF [***].

The contractor shall support user terminal integration for up to two additional [***].

3.5.7   Test Discrepancies

The Contractor shall use its approved Product Assurance Plan processes to document, correct, and regression test system test discrepancies. These discrepancies shall be corrected prior to the start of the next formal test or at a later time approved by TerreStar.

3.5.8   Test Reports

The Contractor shall prepare test reports documenting the results of the test activity, including procedures executed, procedure pass/fail status, discrepancies discovered, and data collected. Discrepancies that cause system degradation or indicate a failure to meet performance specifications shall be discussed with system impact defined and correction plans indicated.

3.5.9   Technical Verification (reference S-BSS SOW section 4.2.8)

Technical verification shall be conducted according to the Contractor's Program Management Plan, System Integration and Test Plan (includes S-BSS and Chipset), the Product Assurance Plan, and the Contractor developed test procedures. Suggested efforts are as follows and required milestones are defined.  Each Functionality Release shall have a Technical Verification Test.

3.5.9.1   Technical Verification Review Purpose

There shall be a Technical Verification Review (TVR) [***] to determine: 1) if the technical performance of Chipset/S-BSS meets the requirements of Exhibit B and 2) if the required functionality and capacity for the release is operating in accordance with the design and requirements.

3.5.9.2   Technical Verification Review Scope

During the TVRs the Contractor shall present information on the readiness of the Chipset/S-BSS including: a review of the Technical Verification Test results to validate proper technical performance; a complete report on all open problem reports that summarize the issue, the severity, the resolution plan, and when the problem will be available for integration into the operational system; operations and maintenance procedures; Chipset/S-BSS stability and availability; and other technical and operational readiness issues.

3.5.9.3    Technical Verification Review Deliverables

Test Reports; technically verified Chipset/S-BSS; problem report work-off plan.

3.5.9.4   Technical Verification Review Success Criteria

The data presented at the TVR shall be assessed and a determination made on the readiness of the Chipset/S-BSS to enter the Operational Verification Phase.  The following criteria shall be met.  An assessment that the Chipset/S-BSS is ready for Operational Verification must be made to successfully complete the TVR.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-10

TerreStar Satellite Chipset SOW

-	All technical specifications required for the release met.
-	Chipset and S-BSS operate together to provide the communications functionality specified
-	All revenue impacting problem reports closed.
-	Mutually agreed work off plan for all open problem reports

3.5.10   Operational Verification (reference S-BSS SOW section 3.5, 3.9, and 4.3)

Operational verification shall be conducted according to the Contractor's Program Management Plan, TerreStar System Integration and Test Plan (includes S-BSS and Chipset), the Product Assurance Plan, and the jointly developed operational procedures. Each Functionality Release shall have an Operational Verification Test.

3.5.10.1   Operational Readiness Review (ORR)

3.5.10.2   Operational Readiness Review Purpose

There shall be an ORR for each [***] to determine if the required functionality and capacity for the release is operating in accordance with the design and requirements.

3.5.10.3   Operational Readiness Review Scope

Review Operational Verification Test results for trouble reports, system stability, operational procedure quality, personnel training, and other pertinent requirements.

During the ORRs the Contractor shall present information on the readiness of the Chipset/S-BSS including: a review of the Chipset/S-BSS technical performance during the Operational Verification Test to validate proper technical performance; a complete report on all open problem reports that summarize the issue, the severity, the resolution plan, and when the problem will be available for integration into the operational system; Chipset/S-BSS stability and availability; and other technical and operational readiness issues.

3.5.10.4    Operational Readiness Review Deliverables

Operationally verified Chipset/S-BSS.  Problem report work-off plan.

3.5.10.5   Operational Readiness Review Success Criteria

The data presented at the ORR will be assessed and a determination made on the readiness of the Chipset/S-BSS to enter Revenue Service.  The following criteria shall be met.  An assessment that the Chipset/S-BSS is ready for Revenue Service must be made to successfully complete the ORR and for Provisional and/or Final Acceptance to occur.

-	All technical specifications required for the release met.
-	All revenue impacting problem reports closed.
-	Chipset/S-BSS system meets availability requirements as defined in Exhibit B.
-	Items identified as required for the ORR in the TVT problem report work off plan successfully completed
-	All Operations and Maintenance Handover tasks completed
-	Mutually agreed work off plan for all open problem reports

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-11

TerreStar Satellite Chipset SOW

3.6   COMPONENT DELIVERABLES

The Contractor shall deliver the hardware and software required to provide the full capability and service features for each Functionality Release as described in the Functional Requirements that are fully compatible with S-BSS.  These include:

•
Intermediate Deliverables – Section 4.0   describes several intermediate deliverables the Contractor shall make primarily to the terminal vendor.  These deliverables are critical to the work flow required to provide a market ready handset.  The deliverables and the associate success criteria shall be defined as described in section 3.7.1.1

•
Fully Certified [***] Satellite Component (TerreStar will conduct the certification, but Final Acceptance shall not occur until certification is successfully completed) for TerreStar UE, operational in the each final factor delivered from the Terminal Vendor, and fully integrated and operational with the S-BSS

o	[***] Reference Design using COTS HW
o	[***] SW , as modified by [***], [***], and [***], operational in each form factor
o	[***], S-BSS [***] SW, as modified by [***], [***], [***], with all [***] problem report resolutions
•
Fully Certified [***] Satellite Component (TerreStar will conduct the certification, but Final Acceptance shall not occur until certification is successfully completed) for TerreStar UE, operational in final form factor delivered from the Terminal Vendor, and fully integrated and operational with the S-BSS

o	Reference Design using [***] HW
o	[***], S-BSS [***] SW, as modified by [***], [***], [***] with all [***] problem report resolutions incorporated

3.6.1   [***] Reference Design

The Contractor shall deliver 30 units reference hardware containing the satellite baseband solution in a form to be agreed at [***].  The reference design shall satisfy the functional and technical requirements specified in the Chipset and S-BSS Technical Specifications as modified by [***], [***], and [***] analyses and shall be fully compliant with all certification requirements.  SW/FW for [***] shall be delivered in a minimum of [***] releases.  The [***] release shall provide the full capability of the [***] S-BSS and the GMR-3G CAI as modified by the [***], [***], and [***] analyses.  The [***] HW and SW shall be fully compliant with the certification requirements (ref section 2.0   ).  The final release shall provide the full capability of the [***] S-BSS and the GMR-3G CAI as modified by the [***], [***], and [***] analyses.  The [***] HW and SW shall be fully compliant with all certification requirements (ref section 2.0   ).

3.6.2   [***] Platform

The Contractor shall deliver 100 units of the [***] satellite baseband solution.  The [***] shall satisfy the functional and technical requirements specified in the Chipset Technical and S-BSS Technical Specifications as modified by [***], [***], and [***] analyses and shall be fully compliant with all certification requirements.  SW/FW for [***] shall be delivered in a minimum of one release.  The need for a second release shall be mutually agreed to at C-PDR.  The release shall provide the full capability of the [***] S-BSS and the GMR-3G CAI as modified by the [***], [***], and [***] analyses.  The [***] HW and SW shall be fully compliant with all certification requirements (ref section 2.0   ).

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-12

TerreStar Satellite Chipset SOW

3.7   DOCUMENTATION

The Contractor shall follow industry standard documentation and data management practices and procedures.

Documentation shall be delivered in a format compatible with the latest version of Microsoft Office Professional Edition 2003 or higher and shall be transferred electronically. Delivery shall be in accordance with the schedules defined below and shall allow a minimum of three weeks for TerreStar review prior to approval. TerreStar shall approve/disapprove all documentation within four weeks of receipt of final copy. Information contained in each document shall be as proposed by the Contractor. The documents to be delivered for the Kick-Off Meeting shall be delivered for review at a mutually agreed date to allow TerreStar sufficient preparation time for the meeting.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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TerreStar Satellite Chipset SOW

Table 3-1.   Contract Deliverable Schedule

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]		[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]		[***]				[***]
[***]	[***]	[***]	[***]	[***]
[***]		[***]
[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]				[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]						[***]
[***]						[***]
[***]			[***]	[***]
[***]					[***]
[***]					[***]

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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TerreStar Satellite Chipset SOW

3.7.1   Documentation Descriptions

3.7.1.1   Program Master Phasing Schedule

The Program Master Phasing Schedule shall define the following:

•
The top level milestones phased with the TerreStar Master Program milestones and the terminal vendor milestones to ensure Chipset development, test, and integration supports TerreStar program objectives.

•	Detailed task lists that define all the tasks required for successful completion of the program.

Note:
A rolling wave plan may be used that details in high detail the next 3-4 months of effort and lesser detail further out in the time line.  As each month goes by, detail is added to maintain the 3-4 month “rolling wave” of detail.

•
The Master Phasing Schedule shall be delivered and baselined at the Kick-Off review.  All milestones required for fully coordinated reference terminal and Chipset programs shall be presented.  All coordination milestones shall fully define the item to be delivered (e.g. specification, prototype HW, diagnostic SW, etc), the acceptance criteria to be satisfied before the item is accepted, and the potential impact to subsequent execution of either program and ultimately to UE certification and S-BSS and Chipset Acceptance.  Changes to the baseline schedule shall be approved by TerreStar.

3.7.1.2   Program Management Plan

The program management plan, developed as part of the S-BSS development program, shall be updated to cover the chipset development activities.

3.7.1.3   Product Assurance Plan

The product assurance plan, developed as part of the S-BSS development program, shall be updated to cover the chipset development activities.

3.7.1.4   System Engineering Design Plan

The engineering design plan, developed as part of the S-BSS development program, shall be updated to cover the chipset development activities.

3.7.1.5   Software Development Plan

The Contractor shall provide a Software Development Plan in accordance with normally accepted commercial practice. The plan shall be delivered in final at the Kick-Off Meeting.

3.7.1.6   Hardware Development Plan

The Contractor shall provide a Hardware Development Plan that defines the hardware development process to be used for the development of the [***] reference daughter card and [***].

3.7.1.7   Data Management Plan

The data management plan, developed as part of the S-BSS development program, shall be updated to cover the chipset development activities.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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TerreStar Satellite Chipset SOW

3.7.1.8   System Performance Specification

The System Performance Specification shall define the functional performance, interface, and quality requirements of the Chipset and shall include a verification matrix to define how and when each requirement in the SPS will be verified (analysis, inspection, test, computer simulation; unit test, subsystem test, etc.).

In particular, the performance limits of the [***] deliverables will be identified.

3.7.1.9   Interface Control Document

The Contractor shall provide an Interface Control Document that describes both physically and functionally all internal and external system interfaces.

3.7.1.10   Hardware Requirements Document

The Contractor shall provide a Hardware Requirements Document that allocates functional and performance requirements from the SPS to the system hardware. This document shall be used as the basis for the Hardware Design Specification.

3.7.1.11   Software Requirements Document

The Contractor shall provide a Software Requirements Document that allocates functional and performance requirements from the SPS to the system software. This document shall be used as the basis for the Software Design Specification.

3.7.1.12   Integration and Test Plan

The Contractor shall provide a Chipset Platform Integration and Test Plan that reasonably conforms with the Test Concept document previously provided to Contractor and that details the test philosophy and test process to be used to accomplish system integration and technical and operational verification. The plan shall include structured progressively more complex testing, that is, unit tests, CI integration tests, subsystem integration tests, consent-to-ship tests, technical verification tests, and operational acceptance tests.  The plan shall define Contractor and TerreStar participation in each test phase.  The plan shall specify retest requirements and test environments.  The plan shall include a Verification Cross Reference Matrix (VCRM) that maps the requirements of the specifications and the SOW to the test phase and shall indicate the verification method (inspection, documentation, test, or analysis).

The Test Plan shall define a problem reporting process that contains defined severity levels with Contractor response and resolution times specified.

3.7.1.13   Specification Traceability Matrix

 The specification traceability matrix as part of the S-BSS development program, shall be updated to cover the chipset development activities.

3.7.1.14   Hardware and Software Design Specifications

The Contractor shall provide design specifications for each hardware and software configuration item. The specification shall be written in a format provided by the Contractor and shall include: a configuration item definition, interface definitions, major components, characteristics, design and construction standards, physical and functional characteristic, and test requirements, etc.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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TerreStar Satellite Chipset SOW

3.7.1.15   Manufacturing QA Plan

The manufacturing QA plan, developed as part of the S-BSS development program, shall be updated to cover the chipset development activities.

3.7.1.16   System Test Procedures

The Contractor shall develop System Test Procedures to test and validate system performance during the formal test activities.

3.7.1.17   Test Reports

The Contractor shall deliver a test report at the conclusion of each formal test activity. These reports are described in paragraph 3.5.2.

3.7.1.18   Project Status Reports

The project status reports, developed as part of the S-BSS development program, shall be updated to cover the chipset development activities.

3.7.1.19   Support Plan

The Contractor shall develop a Support Plan which details the organization and activities necessary to provide support for Chipset.

3.7.1.20   [***] Data Sheet

The Contractor shall provide an [***] Data Sheet that describes the [***].

3.7.1.21   [***] Procurement Specification

The Contractor shall provide an [***] procurement specification that defines the [***] marking, [***].

3.8   CHIPSET PRICE ESTIMATES

The consumer market for cellular equipment has proven to be extremely sensitive to internal component prices.  Small percentage increases can cause the handset price to exceed consumer expectations and result in reduced sales.  With this background, it is imperative that the Contractor and TerreStar work together to ensure a Chipset price that is in line with TerreStar market needs and competitive with other consumer wireless devices.  This process will evolve from preliminary cost estimates through to final pricing including volume discounts.  The Contractor shall support TerreStar in developing these price estimates starting at C-SRR.  All pricing will be finalized in a subsequent Production Contract.

3.9   CUSTOMER FURNISHED ITEMS

TerreStar shall provide suitable design documentation and support materials according to the following schedules.

3.9.1   User Terminal Chipset, Vocoder, and Support

Note: Anywhere ATC baseband processor is mentioned in the following tables it may mean ATC baseband chip only, ATC baseband chip plus multimedia accelerator, or ATC baseband chip plus additional application processor.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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TerreStar Satellite Chipset SOW

Table 3-2. User Terminal Chipset, Vocoder and Support
Section	Reference	Requirement
3.9.1	1	TerreStar shall conclude the evaluation and selection of the ATC Baseband Processor and the Satellite RF chipsets by [***].
	2	TerreStar shall provide the detailed specification, reference development boards, samples and access to the design support of ATC Baseband Processor and Satellite RF chipsets by [***].
	3	Final Vocoder selection and specifications by [***] (The Contractor and TSN in cooperation).
	4	TerreStar shall provide the vocoder software in suitable form for the satellite mode that resides in the ATC Baseband processor by [***].
	5	TerreStar shall provide the support to define the Hardware and Software ICD between the Satellite and ATC Baseband in accordance with the Deliverable Schedule in Table 3-4.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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TerreStar Satellite Chipset SOW

3.9.2   User Terminals using [***] Satellite Baseband Hardware

Table 3-3. User Terminals using [***] Satellite Baseband Hardware
Section	Reference	Requirement
3.9.2	1
TerreStar shall provide non-form (“Macro Based”) fit prototype User Equipment (UE) that uses the [***] Satellite Baseband solution in accordance with the milestone schedule in Section 4. Twenty-four (24) units required. Non Access Stratum code required. This is for integration with the Contractor Protocol Stack and Physical Layer

	2
TerreStar shall provide form fit prototype User Equipment (UE) that uses the [***] Satellite Baseband solution by in accordance with the milestone schedule and functionality defined in Section 4. Twenty-four (24) units required.

	3
TerreStar shall provide prototype User Equipment (UE) that uses the [***] Satellite Baseband solution in accordance with the milestone schedule in Section 4. Twenty-four (24) macro board units and 24 form fit units required.

	4	TerreStar shall provide the necessary UE technical support during the Integration, Technical, Design, and Operational Verification Phases.
	5
TerreStar shall provide a phone test tool to exercise and monitor message activity of the Non-access Stratum (NAS) stack on the ATC baseband processor.  Need time no later than [***].  The test tool is ATC Baseband Processor dependent.  The desired capabilities are as agreed in a telcon between the terminal vendor and the Contractor on [***], and include: scripting and logging functionality; interfaces to monitor UMTS L2/L3 layer activity; interfaces to monitor GMR3G L2/L3 activity.  This test tool will be used to drive the UE when testing with S-BSS.  The Contractor will require training and technical support on the prototypes and test tool.  TerreStar shall provide a date the test tool is available for Contractor use at C-SRR.

3.9.3   CFE Design Materials Deliverables

TerreStar shall provide suitable design documentation and support materials according to the following schedule.

TerreStar shall support the integration of the software in the ATC Baseband processor that includes training and documentation.  The integration of the satellite mode with the ATC Baseband processor may involve modifications to the terrestrial mode physical layer drivers and access to terrestrial mode data.

3.9.3.1   [***]

The Terminal Vendor contract has not been finalized at the time of the finalization of this SOW.  Therefore, the delivery of schematics and reference boards is subject to the selected manufacturer having the items available for Contractor use.  The Contractor and TerreStar shall develop a mutually agreeable workaround if any of this data is unavailable.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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TerreStar Satellite Chipset SOW

Table 3-4. CFE Design Materials Deliverables -- [***]
Section	Reference	Requirement
3.9.3.1	1	[***]	[***]
	2	[***]	[***]
	3	[***]	[***]
	4	[***]	[***]
	5	[***]	[***]
	6	[***]	[***]
	7	[***]	[***]
	8	[***]	[***]
	9	[***]	[***]
	10	[***]	[***]
	11	[***]	[***]
	12	[***]	[***]
	13	[***]	[***]
	14	[***]	[***]

3.9.3.2   [***]

Table -3-5. CFE Design Materials Deliverables -- [***]
Section	Reference	Requirement
3.9.3.2	1	[***]	[***]
	2	[***]	[***]
	3	[***]	[***]
	4	[***]	[***]
	5	[***]	[***]
	6	[***]	[***]

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-20

TerreStar Satellite Chipset SOW

Table -3-5. CFE Design Materials Deliverables -- [***]
Section	Reference	Requirement
	7	[***]	[***]
	8	[***]	[***]
	9	[***]	[***]
	10	[***]	[***]
	11	[***]	[***]
	12	[***]	[***]
	13	[***]	[***]
	14	[***]	[***]
	15	[***]	[***]

3.10   DEVELOPMENT FLOW

3.10.1   [***] Development

Once the selection of the ATC Baseband and RF Chips are made, the Contractor shall start the build of the [***] reference platform.  The Contractor shall deliver the [***] hardware to the terminal vendor.  The terminal vendor shall integrate the [***] hardware into a prototype reference user terminal provided to the Contractor for software verification.  The Contractor shall release a minimum of three diagnostic software releases to the terminal vendor at the dates listed in section 4.0   .  Patches and other software problem fixes shall be provided as necessary to successfully complete the reference UE design.  These software releases are intended to verify the [***] hardware interfaces and basic receive and transmit functionality.  At the completion of the diagnostic integration, the Contractor shall carry out a Design Verification Test (DVT) to validate all performance and functional attributes of the [***] chipset platform.  At this point, pre-production parts will be available and the reference UE will be provided to the Contractor.  The Contractor shall then be responsible for integration and test of the satellite air interface protocol as described in the S-BSS SOW.  TerreStar and the reference terminal vendor shall support this integration and test as necessary to resolve issues that arise.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-21

TerreStar Satellite Chipset SOW

[***]

Figure 3-1   [***] Development

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-22

TerreStar Satellite Chipset SOW

3.10.2   [***] Development

In [***] Development, the [***] development can begin [***].  The [***] development process includes design, verification, [***].  The [***] prototypes shall be provided to the terminal vendor for integration into a [***] reference UE.  Similar to the process described in section 3.10.1   the [***] shall be verified jointly with the terminal vendor using Contractor diagnostic releases.  At the completion of the diagnostic integration, the Contractor shall carry out a DVT to validate all performance and functional attributes of the [***] chipset platform.  At this point, pre-production parts will be available and the [***] reference UE will be provided to the Contractor.  The Contractor shall then be responsible for integration and test of the satellite portion, including all mobility functionality, with the S-BSS.  TerreStar and the reference terminal vendor shall support this integration and test as necessary to resolve issues that arise.

After DVT, the Contractor will also carry out DQT after which [***] will be made available to the terminal vendor.

[***]

Figure 3-2   [***] Development

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
3-23

TerreStar Satellite Chipset SOW

4.0   PROJECT SCHEDULE

As stated throughout this SOW, the Chipset and S-BSS development, through the Chipset Amendment, are considered one program with three projects (S-BSS, [***] Chipset, and [***] Chipset).  In addition, the Chipset and terminal vendor projects are critically interdependent.  Each of the milestones identified in section 3.9   above, the tables below, and others to be identified in more detailed planning between the parties, is critical to developing an operational UE.  If the Contractor or TerreStar fail to meet a milestone, the lost schedule time may not be recoverable.  The Contractor and TerreStar shall make best efforts to meet each milestone with the required functionality.  Continual monitoring of program progress shall be made with schedule risks and potential impacts identified as soon as possible.  If a milestone is missed, the affected party shall immediately notify the other of the impact to future deliveries.  Both parties shall work to mitigate the impact and recover the lost schedule time if possible.  Mitigation actions shall be mutually agreed and direction to implement the mitigation plan shall be made by TerreStar.

Table 4-1. Satellite Chipset Master Project Milestones
No.	Milestone Activity	Purpose	Date
1.	[***]	[***]	[***]
2.	[***]	[***]	[***]
3	[***]	[***]	[***]
3a.	[***]	[***]	[***]
4.	[***]	[***]	[***]
5.	[***]	[***]	[***]
6.	[***]	[***]	[***]
7.	[***]	[***]	[***]

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
4-1

TerreStar Satellite Chipset SOW

Table 4-2. Satellite Chipset [***] Project Milestones
No.	Milestone Activity	Purpose	Date
1.	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]
10	[***]	[***]	[***]
11.	[***]	[***]	[***]
12.	[***]	[***]	[***]
13.	[***]	[***]	[***]

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
4-2

TerreStar Satellite Chipset SOW

Table 4-2. Satellite Chipset [***] Project Milestones
No.	Milestone Activity	Purpose	Date
13a	[***]	[***]	[***]
14	[***]	[***]	[***]
14a	[***]	[***]	[***]
15	[***]	[***]	[***]
15a	[***]	[***]	[***]
16	[***]	[***]	[***]
17	[***]	[***]	[***]

Table 4-3. Satellite Chipset [***] Project Milestones
No.	Miles	Purpose	Date
0	[***]	[***]	[***]
1.	[***]	[***]	[***]
2.	[***]	[***]	[***]
3	[***]		[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
4-3

TerreStar Satellite Chipset SOW

Table 4-3. Satellite Chipset [***] Project Milestones
No.	Milestone Activity	Purpose	Date
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]
10	[***]	[***]	[***]

4.1   FULL REVENUE SERVICE

The Chipset/S-BSS [***] Operational Readiness Review shall be held prior to the Start of Revenue Service (ref S-BSS SOW paragraph 3.1   ).  The Key Milestone, Provisional Acceptance, shall be not later than [***].

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
4-4

TERRESTAR CHIPSET FUNCTIONAL REQUIREMENTS

Exhibit B2

Satellite Base Station Subsystem (S-BSS) and Chipset
Functional Requirements

TSN_SUB_2_TRD-Satellite Chipset Functional Requirements

Version 5.1                                                                April 27, 2007

Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876	/s/ Matthew Mohebbi

TerreStar Networks Inc.
One Discovery Place
12010 Sunset Hills Road, 6th Floor
Reston, Virginia 20190	/s/ Neil Hazard

TERRESTAR PROPRIETARY

TERRESTAR CHIPSET FUNCTIONAL REQUIREMENTS

PROPRIETARY NOTICE

This document contains data and information proprietary to TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem.  Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

Information included in this Exhibit may contain technical data controlled by the Export Administration Regulations ("EAR") and/or the International Traffic in Arms Regulations ("ITAR").  This document has not been cleared for export or transfer to a Foreign Person or foreign entity.

TERRESTAR PROPRIETARY
ii

TERRESTAR CHIPSET FUNCTIONAL REQUIREMENTS

SECTION	PAGE

1.0 INTRODUCTION	1-1
1.1 PURPOSE AND SCOPE	1-1
1.2 DOCUMENT HIERARCHY	1-1
1.3 DOCUMENT CONVENTIONS	1-2
1.4 DEFINITIONS	1-2

2.0 GMR-3G SATELLITE CHIPSET PLATFORM	2-1
2.1 OVERVIEW	2-1
2.2 SATELLITE BASEBAND [***] DEVELOPMENT [***]	2-2
2.2.1 [***] Development	2-2
2.2.2 [***] Development	2-3

3.0 SATELLITE BASEBAND [***] HARDWARE PLATFORM ([***])	3-1
3.1 ARCHITECTURE	3-1
3.2 REQUIREMENTS	3-2
3.2.1 Functional Requirements	3-2
3.2.1.1 Two Antenna Operation	3-4
3.2.2 Performance Requirements	3-4
3.2.2.1 Link Performance Requirements	3-4
3.2.2.2 RF Performance Requirements	3-6
3.2.3 Encryption	3-8
3.2.4 Power Savings Mode	3-8
3.2.5 Test Features	3-8
3.2.6 Interface Requirements	3-9
3.2.6.1 ADC Interface	3-9
3.2.6.2 DAC Interface	3-9
3.2.6.3 Serial Interface	3-10
3.2.6.4 I2C Interface	3-10
3.2.6.5 IF/RF Interface	3-10
3.2.6.6 Ethernet Interface	3-10
3.2.6.7 GPIO Interface	3-11
3.2.6.8 Debug Interface	3-11
3.2.6.9 Clock Interface	3-11
3.2.6.10 External Memory Interface	3-11
3.2.7 Physical & Environmental Requirements	3-12
3.2.8 Power Requirements	3-12

4.0 SATELLITE BASEBAND [***] HARDWARE PLATFORM FOR [***]	4-1
4.1 [***] ARCHITECTURE	4-1
4.2 [***] REQUIREMENTS	4-2
4.2.1 Functional Requirements	4-2
4.2.2 Interface Requirements	4-2
4.2.3 Physical Requirements	4-3

TERRESTAR PROPRIETARY
iii

TERRESTAR CHIPSET FUNCTIONAL REQUIREMENTS

5.0 SATELLITE BASEBAND SOFTWARE PLATFORM	5-1
5.1 OVERVIEW	5-1
5.2 ARCHITECTURE	5-1
5.3 SATELLITE BASEBAND SOFTWARE PLATFORM REQUIREMENTS	5-2
5.3.1 Access Stratum Functional Requirements	5-2
5.3.2 DSP/PHY Functional Requirements	5-3
5.3.3 Services	5-3
5.3.3.1 VoIP	5-4
5.3.3.2 Emergency Voice Calling	5-4
5.3.3.3 IP Multicast and Push-to-Talk Voice	5-4
5.3.3.4 Data Services	5-5
5.3.3.5 Video Services	5-5
5.3.3.6 Multimedia	5-5
5.3.4 Security	5-5
5.3.5 Handoff	5-6
5.3.6 Power Control	5-6
5.3.7 Hybrid ARQ	5-6
5.3.8 Single Antenna Interference Cancellation	5-6
5.3.9 Power Management	5-7
5.3.10 Management and Diagnostic Features	5-7
5.3.11 Operating System Requirements	5-7
5.3.12 Processing Requirements	5-7
5.3.13 Memory Requirements	5-7
5.3.14 Interface Requirements	5-8
5.4 PERFORMANCE ENHANCING PROXY (PEP)	5-8
5.5 ATC PROCESSOR REQUIREMENTS (CFE)	5-8

6.0 SCHEDULE OF FEATURE RELEASES	6-1

7.0 ACRONYMS AND ABBREVIATIONS	7-1

TERRESTAR PROPRIETARY
iv

TERRESTAR CHIPSET FUNCTIONAL REQUIREMENTS

LIST OF FIGURES

FIGURE	PAGE

Figure 2-1. GMR-3G Satellite Chipset Platform Architecture	2-1
Figure 2-2. GMR-3G Satellite Baseband [***] Solution application for [***]	2-3
Figure 2-3. GMR-3G Satellite Baseband [***] Application for [***]	2-4
Figure 3-1. Satellite Baseband [***] Architecture for [***]	3-2
Figure 4-1. Discrete Satellite Baseband Solution Architecture for [***]	4-1
Figure 5-1. UMTS/GMR-3G Protocol Stack	5-2

TERRESTAR PROPRIETARY
v

TERRESTAR CHIPSET FUNCTIONAL REQUIREMENTS

LIST OF TABLES

TABLE	PAGE

Table 1-1. Document Hierarchy	1-1
Table 1-2. Requirement Specification Table Format	1-2
Table 3-1. Functional Requirements	3-2
Table 3-2. Two Antenna Operation	3-4
Table 3-3. Transmit Modulation, Coding, and Information Rates	3-4
Table 3-4. Receive Modulation, Coding, and Information Rates	3-5
Table 3-5. Receive Es/No (Modem to Modem)	3-6
Table 3-6. RF Performance Requirements	3-7
Table 3-7. Encryption	3-8
Table 3-8. Power Savings Mode	3-8
Table 3-9. Test Features	3-8
Table 3-10. ADC Interface	3-9
Table 3-11. DAC Interface	3-9
Table 3-12. Serial Interface	3-10
Table 3-13. I2C Interface	3-10
Table 3-14. IF/RF Interface	3-10
Table 3-15. Ethernet Interface	3-10
Table 3-16. GPIO Interface	3-11
Table 3-17. Debug Interface	3-11
Table 3-18. Clock Interface	3-11
Table 3-19. External Memory Interface	3-11
Table 3-20. Physical & Environmental Requirements	3-12
Table 3-21. Power Requirements	3-12
Table 4-1. [***] Exceptions	4-2
Table 4-2. Interface Requirements	4-2
Table 5-1. Access Stratum Functional Requirements	5-2
Table 5-2. DSP/PHY Functional Requirements	5-3
Table 5-3. VoIP	5-4
Table 5-4. Emergency Voice Calling	5-4
Table 5-5. IP Multicast and Push-to-Talk Voice	5-4
Table 5-6. Data Services	5-5
Table 5-7. Video Services	5-5
Table 5-8. Multimedia	5-5
Table 5-9. Security	5-5
Table 5-10. Handoff	5-6
Table 5-11. Power Control	5-6
Table 5-12. Hybrid ARQ	5-6
Table 5-13. Single Antenna Interference Cancellation	5-6
Table 5-14. Power Management	5-7
Table 5-15. Management and Diagnostic Features	5-7
Table 5-16. Operating System Requirements	5-7
Table 5-17. Memory Requirements	5-7
Table 5-18. Interface Requirements	5-8
Table 5-19. PEP Requirements	5-8
Table 5-20. Imposed Requirements for the CFE ATC Processor and NAS	5-9
TERRESTAR PROPRIETARY
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TERRESTAR CHIPSET FUNCTIONAL REQUIREMENTS

1.0   INTRODUCTION

1.1   PURPOSE AND SCOPE

The document is the technical specification for the GMR-3G Satellite Chipset Platform supporting the operation of terminals over the satellite portion of the TerreStar 3G networks.

Hughes is responsible for delivering the Satellite Baseband solution and the GMR-3G software.  The Satellite Baseband hardware is being developed in [***].  [***].  This document provides the requirements for [***] hardware platform and the associated software.

Section 2.0 provides an overview of the architecture for the GMR-3G Satellite Chipset Platform.  Section 3.0 details the [***] architecture and requirements while Section 4.0 provides the requirements for the [***].  Section 5.0 provides the details of the software components that Hughes offers to develop to support satellite operation for TerreStar terminals.

The assumption in this document is that Hughes will supply the [***] to a Terrestar-Selected vendor [***].

1.2   DOCUMENT HIERARCHY

Table 1-1. Document Hierarchy
No.	Document	Content
1.	Contract	Terms and Conditions
2.	Exhibit A Exhibit A2	Statement of Work, S-BSS Statement of Work, Chipset Platform
3.	Exhibit B Exhibit B2	S-BSS Technical Specification GMR-3G Satellite Chipset Platform Technical Specification
4.	Exhibit C Exhibit C2	Price Schedule and Payment Milestones Chipset Platform Price Schedule and Payment Milestones
5.	Exhibit D Exhibit D2	Options Chipset Platform Options

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1.3   DOCUMENT CONVENTIONS

The meaning of the following terms is appropriate throughout this Technical specification document:

Shall	Represents a mandatory requirement that must be implemented in full by the Contractor or Customer as noted.

Should	Represents a desirable, but not legally required, act, or omission, whose implementation (in full or in part) is considered advantageous to the service.

Shall not	Represents a requirement that will not under any circumstances be implemented by the defined party.

The requirement numbers shall comprise the specification section number from the table, concatenated with the reference number from the table, for example, 2.1.1 or 2.1.3 in the Table 1-2 example.

Parameters that are in square brackets are subject to change.  The contractor shall propose final numbers at C-PDR.

Table 1-2. Requirement Specification Table Format
Section	Reference	Requirement
X.X (e.g., 2.1)	1	The GMR-3G Satellite Chipset Platform shall …
	2	The GMR-3G Satellite Chipset Platform shall …
	3	The GMR-3G Satellite Chipset Platform shall …

1.4   DEFINITIONS

ATC Baseband Processor                [***].

SAT Baseband Processor                [***].

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2.0   GMR-3G SATELLITE CHIPSET PLATFORM

2.1   OVERVIEW

The GMR-3G Satellite chipset platform consists of a Hughes supplied [***] hardware and Hughes supplied [***] software. The GMR-3G Satellite chipset platform [***].

It is assumed that the GMR-3G Satellite Chipset Platform hosts [***].

The operational concept of the GMR-3G Satellite Chipset Platform is to [***] functions operating under the control and supervision of the [***].  Overall terminal operation, application processing, voice and or video coding, terrestrial communications (UMTS or GSM) and user interface functions are performed by the [***].

The RF Components: [***].  A high-level block diagram of the Satellite Chipset platform as used in a terminal is shown in Figure 2-1.

[***]

Figure 2-1.   GMR-3G Satellite Chipset Platform Architecture

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2.2   SATELLITE BASEBAND [***] DEVELOPMENT PHASES

The Satellite Chipset Platform will be developed [***].

2.2.1   [***] Development

[***]

[***]

[***]

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[***]

Figure 2-2.   GMR-3G Satellite Baseband Discrete Solution application for [***]

2.2.2   [***] Development

[***]

[***]

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[***]

Figure 2-3.   GMR-3G Satellite Baseband [***] Application for [***]

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3.0   SATELLITE BASEBAND [***] HARDWARE PLATFORM ([***])

3.1   ARCHITECTURE

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

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[***]

Figure 3-1.   Satellite Baseband [***] Architecture for [***]

3.2   REQUIREMENTS

3.2.1   Functional Requirements

Table 3-1. Functional Requirements
Section	Reference	Requirement
[***]	[***]	[***]

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Table 3-1. Functional Requirements
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

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3.2.1.1   Two Antenna Operation

Table 3-2. Two Antenna Operation
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.2   Performance Requirements

3.2.2.1   Link Performance Requirements

[***]

Table 3-3. Transmit Modulation, Coding, and Information Rates
Reference	Modulation	Approx. Effective Code Rate	BW (KHz)	Symbol Rate	Approx. Net Payload Bit Rate (Kb/s)	Gross Bit Rate (Kb/s)
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

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[***]

Table 3-4. Receive Modulation, Coding, and Information Rates
Reference	Modulation	Approx. Effective Code Rate	BW (KHz)	Symbol Rate	Approx. Net Payload Bit Rate (Kb/s)	Gross Bit Rate (Kb/s)
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]

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Table 3-5. Receive Es/No (Modem to Modem) [***]
Reference	Modulation	FEC	Approx Code Rate	Symbol Rate (KS/s)	Required Es/No (dB)	BER/FER
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]

3.2.2.2   RF Performance Requirements

[***]

Table 3-6. RF Performance Requirements
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

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Table 3-6. RF Performance Requirements
Section	Reference	Requirement
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

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3.2.3   Encryption

Table 3-7. Encryption
Section	Reference	Requirement
[***]	[***]	[***]

3.2.4   Power Savings Mode

Table 3-8. Power Savings Mode
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.5   Test Features

Table 3-9. Test Features
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]

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3.2.6   Interface Requirements

3.2.6.1   ADC Interface

Table 3-10. ADC Interface
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.6.2   DAC Interface

Table 3-11. DAC Interface
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

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3.2.6.3   Serial Interface

Table 3-12. Serial Interface
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.6.4   I2C Interface

Table 3-13. I2C Interface
Section	Reference	Requirement
[***]	[***]	[***]

3.2.6.5   IF/RF Interface

Table 3-14. IF/RF Interface
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.6.6   Ethernet Interface

Table 3-15. Ethernet Interface
Section	Reference	Requirement
[***]	[***]	[***]

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3.2.6.7   GPIO Interface

Table 3-16. GPIO Interface
Section	Reference	Requirement
[***]	[***]	[***]

3.2.6.8   Debug Interface

Table 3-17. Debug Interface
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]

3.2.6.9   Clock Interface

Table 3-18. Clock Interface
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.6.10   External Memory Interface

Table 3-19. External Memory Interface
Section	Reference	Requirement
[***]	[***]	[***]

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3.2.7   Physical & Environmental Requirements

Table 3-20. Physical & Environmental Requirements
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

3.2.8   Power Requirements

Table 3-21. Power Requirements
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

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4.0   SATELLITE BASEBAND [***]
HARDWARE PLATFORM [***]

4.1   [***] ARCHITECTURE

[***]

[***]
[***]
[***]

[***].

[***]

[***]

Figure 4-1.   [***] Satellite Baseband Solution Architecture for [***]

[***]

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[***]

[***]

[***]

4.2   [***] REQUIREMENTS

4.2.1   Functional Requirements

The [***] solution shall have the same functionality as described in Chapters 1, 2, 3 and 5 except as noted in Table 4-1 as exceptions.

Table 4-1. [***] Exceptions
Section	[***] Reference Paragraph	Exception
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

4.2.2   Interface Requirements

Table 4-2. Interface Requirements
Section	Reference	Requirement
[***]	[***]	[***]

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4.2.3   Physical Requirements

Table 4-3. Physical Requirements
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

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5.0   SATELLITE BASEBAND SOFTWARE PLATFORM

5.1   OVERVIEW

[***]

5.2   ARCHITECTURE

[***]

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[***]

[***]

Figure 5-1.   UMTS/GMR-3G Protocol Stack

5.3   SATELLITE BASEBAND SOFTWARE PLATFORM REQUIREMENTS

5.3.1   Access Stratum Functional Requirements

Table 5-1. Access Stratum Functional Requirements
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

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Table 5-1. Access Stratum Functional Requirements
Section	Reference	Requirement

[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

5.3.2   DSP/PHY Functional Requirements

Table 5-2. DSP/PHY Functional Requirements
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

5.3.3   Services

[***]

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5.3.3.1   VoIP

[***]

Table 5-3. VoIP
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

5.3.3.2   Emergency Voice Calling

[***]

Table 5-4. Emergency Voice Calling
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

5.3.3.3   IP Multicast and Push-to-Talk Voice

Table 5-5. IP Multicast and Push-to-Talk Voice
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]

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Table 5-5. IP Multicast and Push-to-Talk Voice
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]

5.3.3.4   Data Services

Table 5-6. Data Services
Section	Reference	Requirement
[***]	[***]	[***]

5.3.3.5   Video Services

Table 5-7. Video Services
Section	Reference	Requirement
[***]	[***]	[***]

5.3.3.6   Multimedia

Table 5-8. Multimedia
Section	Reference	Requirement
[***]	[***]	[***]

5.3.4   Security

Table 5-9. Security
Section	Reference	Requirement
[***]	[***]	[***]

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5.3.5   Handoff

Table 5-10. Handoff
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

5.3.6   Power Control

Table 5-11. Power Control
Section	Reference	Requirement
[***]	[***]	[***]

5.3.7   Hybrid ARQ

Table 5-12. Hybrid ARQ
Section	Reference	Requirement
[***]	[***]	[***]

5.3.8   Single Antenna Interference Cancellation

Table 5-13. Single Antenna Interference Cancellation
Section	Reference	Requirement
[***]	[***]	[***]

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5.3.9   Power Management

Table 5-14. Power Management
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

5.3.10   Management and Diagnostic Features

Table 5-15. Management and Diagnostic Features
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]

5.3.11   Operating System Requirements

Table 5-16. Operating System Requirements
Section	Reference	Requirement
[***]	[***]	[***]

5.3.12   Processing Requirements

[***]

[***]

5.3.13   Memory Requirements

Table 5-17. Memory Requirements
Section	Reference	Requirement
[***]	[***]	[***]

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Table 5-17. Memory Requirements
Section	Reference	Requirement
[***]	[***]	[***]

5.3.14   Interface Requirements

Table 5-18. Interface Requirements
Section	Reference	Requirement
[***]	[***]	[***]

5.4   PERFORMANCE ENHANCING PROXY (PEP)

[***]

Table 5-19. PEP Requirements
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

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5.5   ATC PROCESSOR REQUIREMENTS (CFE)

Table 5-20. Imposed Requirements for the CFE ATC Processor and NAS
Section	Reference	Requirement
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

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6.0   SCHEDULE OF FEATURE RELEASES

Release	Feature
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
.

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7.0   ACRONYMS AND ABBREVIATIONS

Acronym	Description
3G	The wireless technology deployed in the W-CDMA/UMTS network.
3GPP	Third-Generation Partnership Project
ADC	Analog to Digital Converter
API	Application Programming Interface
ARM	Advanced RISC Machine
ARQ	Automatic Repeat reQuest
[***]	[***]
ATC	Ancillary Terrestrial Component
[***]	[***]
BCCH	Broadcast Control Channel
BER/FER	Bit Error Rate/Frame Error Rate
BMC	Broadcast Multicast Control
BP	Baseband Processor
CMOS	Complementary Metal Oxide Semiconductor
CPLD	Complex Programmable Logic Device
DAC	Digital to Analog Converter
[***]	[***]
[***]	[***]
EVM	Error Vector Magnitude
FEC	Forward Error Correction
FPGA	Field Programmable Gate Array

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Acronym	Description
FTP	File Transfer Protocol
GMM	GPRS Mobility Management
GMMAS-SAP	GPRS Mobility Management SAP
GMR	GEO Mobile Radio
GMR-3G	GEO Mobile Radio 3rd Generation
GPIO	General Purpose Input Output
GPRS	General Packet Radio Service
GPS	Global Positioning System
GSM	Global System for Mobile Communications
GSMS	GPRS Short Message Service
ICD	Interface Control Document
IP	Internet Protocol
LDPC	Low-Density Parity-Check
MAC	Media Access Control
[***]	[***]
MIMO	Multiple Input Multiple Output
MIPS	Million Instructions Per Second
MM	Mobility Management
MMI	Man Machine Interface
MSS	Mobile Satellite Service
NAS	Non-Access Stratum
NVRAM	Non-Volatile Random Access Memory
[***]	[***]

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Acronym	Description
[***]	[***]
PA	Power Amplifier
PDCP	Packet Data Convergence Protocol
C-PDR	Chipset Preliminary Design Review
PEP	Performance Enhancement Proxy
PHY	Physical Layer
PLL	Phase Lock Loop
PTT	Push to Talk
QoS	Quality of Service
QPSK	Quadrature Phase-Shift Keying
[***]	[***]
RAB	Radio Access Bearer
RABM	Radio Access Bearer Management
RABMAS-SAP	Radio Access Bearer Management SAP
RAM	Random Access Memory
RAN	Radio Access Network
RF	Radio Frequency
RLC	Radio Link Control
RMII	Reduced Media Independent
RRC	Radio Resource Controller
RSSI	Received Signal Strength Indication
RTOS	Real Time Operating System
RX ADC	Receiver Analog to Digital Converter

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Acronym	Description
SAP	Service Access Point
SAT	Satellite
S-BSS	Satellite Base Station Subsystem
SM	Session Management
SoC	System-on-Chip
SPI	Serial Peripheral Interface
SS	Supplementary Services
TBD	To Be Determined
TX DAC	Transmitter Digital to Analog Converter
UART	Universal Asynchronous Receiver Transmitter
UE	User Equipment
UE SW	User Equipment Software
UMTS	Universal Mobile Telecommunications System
UMTS NAS	UMTS Non-Access Stratum
USB	Universal Serial Bus
USIM	Universal Subscriber Identity Module
VDD	Voltage dd
VoIP	Voice over IP

TERRESTAR PROPRIETARY
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TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

Exhibit C2

TerreStar Chipset

Price and Payment Milestone Schedule

Version 2.6                                                                           May 2, 2007

Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876	/s/ Matthew Mohebbi

TerreStar Networks Inc.
One Discovery Place
12010 Sunset Hills Road, 6th Floor
Reston, Virginia 20190	/s/ Neil Hazard

This document contains data and information proprietary to TerreStar Networks Inc. and Hughes Network Systems, LLC.  This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem.  Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

Information included in this Exhibit may contain technical data controlled by the Export Administration Regulations ("EAR") and/or the International Traffic in Arms Regulations ("ITAR").  This document has not been cleared for export or transfer to a Foreign Person or foreign entity.

TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

LIST OF TABLES

TABLE	PAGE

Table 1-1. Document Hierarchy	4

TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

1.1   PURPOSE AND SCOPE

This Exhibit covers the Price Schedule and Payment Plan for the work that will be performed by Hughes Network Systems, LLC (the Contractor) for the design, development, fabrication, implementation, integration, delivery, performance verification, and testing of [***] for the TerreStar Chipset.

1.2   DOCUMENT HIERARCHY

Table 1-1. Document Hierarchy
No.	Document	Content
1.	Contract	Terms and Conditions
2.	Exhibit A	S-BSS Statement of Work
3	Exhibit A2	Chipset Statement of Work
4.	Exhibit B	S-BSS Technical Specifications
5.	Exhibit B2	Chipset Technical Specifications
6.	Exhibit C	S-BSS Price Schedule
7.	Exhibit C2	Chipset Price Schedule
8.	Exhibit D	S-BSS Options
9.	Exhibit D2	Chipset Options

TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

2.0   PRICE SCHEDULE

2.1   CHIPSET BASELINE PRICE

Item	Description	Price
1	[***]	[***]
	[***]	[***]
[***]
[***]
	[***]	[***]
[***]
[***]
	[***]	[***]
[***]
2	[***]	[***]
	[***]	[***]
[***]
[***]
[***]
	[***]	[***]
[***]
[***]
[***]
[***]
[***]
	[***]	[***]
[***]
[***]

3	[***]	[***]
	TOTAL	$ [***]

2.2   CHIPSET OPTION PRICES

Item	Description	Price
1	[***]	[***]
[***]
[***]

TERRESTAR CHIPSET PAYMENT MILESTONE SCHEDULE

3.0   CHIPSET PAYMENT PLAN

Number	Payment Milestone	Percentage of Chipset Amendment Value	Date
1	[***]	[***]	[***]
2	[***]	[***]	[***]
2a	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
5a	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]
12	[***]	[***]	[***]
13	[***]	[***]	[***]
14	[***]	[***]	[***]
15	[***]	[***]	[***]
16	[***]	[***]	[***]
17	[***]	[***]	[***]
18	[***]	[***]	[***]
19	[***]	[***]	[***]
20	[***]	[***]	[***]
Total		100.00%

TERRESTAR CHIPSET OPTIONS

Exhibit D2

TerreStar Satellite Base Station Subsystem

Chipset

Options

Vs 1.2	May 2, 2007

Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876	/s/ Matthew Mohebbi

TerreStar Networks Inc.
One Discovery Place
12010 Sunset Hills Road, 6th Floor
Reston, Virginia 20190	/s/ Neil Hazard

This document contains data and information proprietary to TerreStar Networks Inc. and Hughes Network Systems, LLC.  This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem.  Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

Information included in this Exhibit may contain technical data controlled by the Export Administration Regulations ("EAR") and/or the International Traffic in Arms Regulations ("ITAR").  This document has not been cleared for export or transfer to a Foreign Person or foreign entity.

TERRESTAR CHIPSET OPTIONS

SECTION	PAGE
1.0 INTRODUCTION	4
1.1 PURPOSE AND SCOPE	4
1.2 REFERENCE DOCUMENTS	4
2.0 OPTIONS	5
2.1 GENERAL TERMS FOR OPTIONS	5
2.2 LIST OF OPTIONS	5

TERRESTAR CHIPSET OPTIONS

LIST OF TABLES

TABLE	PAGE

Table 1-1. Document Hierarchy	4

TERRESTAR CHIPSET OPTIONS

1.0   INTRODUCTION

1.1   PURPOSE AND SCOPE

This document is Exhibit D2 and defines the Options that can be procured by the Customer under the Chipset Amendment.

1.2   REFERENCE DOCUMENTS

Table 1-1. Document Hierarchy
No.	Document	Content
1.	Contract	Terms and Conditions
2.	Exhibit A	S-BSS Statement of Work
3	Exhibit A2	Chipset Statement of Work
4.	Exhibit B	S-BSS Technical Specifications
5.	Exhibit B2	Chipset Technical Specifications
6.	Exhibit C	S-BSS Price Schedule
7.	Exhibit C2	Chipset Price Schedule
8.	Exhibit D	S-BSS Options
9.	Exhibit D2	Chipset Options

TERRESTAR CHIPSET OPTIONS

2.0   OPTIONS

2.1   GENERAL TERMS FOR OPTIONS

1.     The Customer may exercise any of the options described in Subsection 2.2 below (the “Options”) at any time before the date specified in the relevant Option.  The exercise of the Option shall be effective and irrevocable upon delivery by Customer to Contractor of a written notice referencing such Option and stating that the Customer is exercising that Option.  Subject to the foregoing, the Customer may exercise as many of the Options listed in Subsection 2.2 as it may elect.

2.2   LIST OF OPTIONS

[***]

TERRESTAR CHIPSET OPTIONS

[***]